                                                                    EXHIBIT 10.3

                                                                  Execution Copy






                     MEMBERSHIP INTEREST PURCHASE AGREEMENT

                                      AMONG

                            SONOCO PRODUCTS COMPANY,

                             CORRFLEX GRAPHICS, LLC,

                            CORRFLEX PACKAGING, LLC,

                                   N717CF, LLC

                                       AND

                  THE MEMBERS AND OPTION AND WARRANT HOLDERS OF
                             CORRFLEX GRAPHICS, LLC



                                 APRIL 28, 2004









        THIS AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT TO SECTION 8.7
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

                                TABLE OF CONTENTS

ARTICLE I     DEFINITIONS.........................................................................................2

ARTICLE II    COVENANTS AND UNDERTAKINGS.........................................................................10

   2.1      PURCHASE OF MEMBERSHIP INTERESTS.....................................................................10
   2.2      ADDITIONAL COVENANTS.................................................................................11
   2.3      PURCHASE PRICE ADJUSTMENT............................................................................11
   2.4      CONDUCT OF THE BUSINESS OF THE COMPANY PRIOR TO CLOSING..............................................12
   2.5      CONSENTS OF THIRD PARTIES; GOVERNMENTAL AUTHORIZATIONS...............................................12
   2.6      NEGOTIATION WITH OTHERS..............................................................................13
   2.7      INVESTIGATIONS.......................................................................................14
   2.8      ENVIRONMENTAL INSPECTION.............................................................................14
   2.9      TITLE ABSTRACTS AND SURVEYS..........................................................................15
   2.10     KEY EMPLOYEES........................................................................................15
   2.11     TAX MATTERS..........................................................................................15
   2.12     EFFORTS TO SATISFY CLOSING CONDITIONS................................................................16
   2.13     MONTHLY FINANCIAL STATEMENTS.........................................................................16
   2.14     MEMBERS' REPRESENTATIVE..............................................................................16
   2.15     COLLECTION OF RECEIVABLES............................................................................17
   2.16     ENVIRONMENTAL........................................................................................17
   2.17     CORRFLEX NAME........................................................................................19

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF..................................................................19

   3.1      AUTHORIZATION........................................................................................19
   3.2      ORGANIZATIONAL, EXISTENCE AND GOOD STANDING OF THE COMPANY AND THE SUBSIDIARIES......................20
   3.3      MEMBERSHIP INTEREST OF THE COMPANY...................................................................20
   3.4      SUBSIDIARIES.........................................................................................21
   3.5      FINANCIAL STATEMENTS.................................................................................21
   3.6      ACCOUNTS AND NOTES RECEIVABLE........................................................................21
   3.7      GOVERNMENTAL PERMITS.................................................................................22
   3.8      TAX MATTERS..........................................................................................22
   3.9      ASSETS AND PROPERTIES................................................................................23
   3.10     REAL PROPERTY LEASES; OPTIONS........................................................................24
   3.11     ENVIRONMENTAL LAWS AND REGULATIONS...................................................................24
   3.12     CONTRACTS............................................................................................25
   3.13     UNDISCLOSED LIABILITIES..............................................................................26
   3.14     NO VIOLATIONS........................................................................................26
   3.15     CONSENTS.............................................................................................26
   3.16     LITIGATION AND RELATED MATTERS.......................................................................27
   3.17     COMPLIANCE WITH LAWS.................................................................................27
   3.18     INTELLECTUAL PROPERTY RIGHTS.........................................................................27
   3.19     EMPLOYEE BENEFIT PLANS...............................................................................28
   3.20     EMPLOYEES; EMPLOYEE RELATIONS........................................................................29
   3.21     INSURANCE............................................................................................31
   3.22     INTERESTS IN CUSTOMERS, SUPPLIERS, ETC...............................................................31
   3.23     BUSINESS RELATIONS...................................................................................31
   3.24     OFFICERS AND MANAGERS................................................................................31
   3.25     BANK ACCOUNTS AND POWERS OF ATTORNEY.................................................................31
   3.26     ABSENCE OF CERTAIN CHANGES OR EVENTS.................................................................31
   3.27     VALIDITY OF AGREEMENT................................................................................32
   3.28     ABSENCE OF CLAIMS AGAINST THE COMPANY................................................................32
   3.29     NO OTHER REPRESENTATIONS OR WARRANTIES...............................................................32

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
ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF PURCHASER........................................................33

   4.1      ORGANIZATION AND STANDING............................................................................33
   4.2      CORPORATE POWER AND AUTHORITY........................................................................33
   4.3      AGREEMENT DOES NOT VIOLATE OTHER INSTRUMENTS; CONSENTS...............................................33
   4.4      NO DEFAULT...........................................................................................33
   4.5      CONSENTS.............................................................................................34
   4.6      FINANCING............................................................................................34

ARTICLE V     CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER TO CLOSE..........................................34

   5.1      COVENANTS OF THE COMPANY AND THE MEMBERS.............................................................34
   5.2      NO INJUNCTION, ETC...................................................................................34
   5.3      OPINION OF COUNSEL...................................................................................34
   5.4      HSR ACT..............................................................................................34
   5.5      DOCUMENTS TO BE DELIVERED............................................................................34
   5.6      CONSENTS.............................................................................................34
   5.7      NO MATERIAL ADVERSE EFFECT...........................................................................35

ARTICLE VI    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE MEMBERS TO CLOSE....................................35

   6.1      COVENANTS OF PURCHASER...............................................................................35
   6.2      NO INJUNCTION, ETC...................................................................................35
   6.3      OPINION OF COUNSEL FOR PURCHASER.....................................................................35
   6.4      REPRESENTATIONS TRUE AT CLOSING......................................................................35
   6.5      DOCUMENT DELIVERY....................................................................................35
   6.6      HSR ACT..............................................................................................35

ARTICLE VII   CLOSING............................................................................................36

   7.1      TIME AND PLACE OF CLOSING............................................................................36
   7.2      THE COMPANY'S AND THE MEMBERS' PERFORMANCE AT CLOSING................................................36
   7.3      PERFORMANCE BY PURCHASER AT CLOSING..................................................................37

ARTICLE VIII  INDEMNIFICATION; REMEDIES..........................................................................37

   8.1      SURVIVAL OF REPRESENTATIONS AND WARRANTIES...........................................................37
   8.2      INDEMNIFICATION AND PAYMENT OF DAMAGES BY THE MEMBERS................................................38
   8.3      INDEMNIFICATION AND PAYMENT OF DAMAGES BY PURCHASER..................................................38
   8.4      LIMITATIONS ON INDEMNIFICATION.......................................................................38
   8.5      INDEMNIFICATION BY THE EXCLUDED SUBSIDIARIES.........................................................39
   8.6      PROCEDURE FOR INDEMNIFICATION--THIRD PARTY CLAIMS....................................................39
   8.7      PROCEDURE FOR INDEMNIFICATION--DIRECT CLAIMS.........................................................40
   8.8      SUBROGATION..........................................................................................41
   8.9      EXCLUSIVE REMEDY.....................................................................................41

ARTICLE IX    TERMINATION........................................................................................41

   9.1      TERMINATION..........................................................................................41
   9.2      NOTICE OF TERMINATION................................................................................42
   9.3      EFFECT OF TERMINATION................................................................................42

ARTICLE X     GENERAL PROVISIONS.................................................................................42

   10.1     NOTICES..............................................................................................42
   10.2     BROKERS..............................................................................................44
   10.3     FURTHER ASSURANCE....................................................................................44
   10.4     WAIVER...............................................................................................45
   10.5     TAXES AND EXPENSES...................................................................................45

   10.6     BINDING EFFECT.......................................................................................45
   10.7     HEADINGS.............................................................................................45
   10.8     ENTIRE AGREEMENT.....................................................................................45
   10.9     GOVERNING LAW........................................................................................45
   10.10    CONFIDENTIALITY......................................................................................45
   10.11    PUBLICITY............................................................................................46
   10.12    ASSIGNMENT...........................................................................................46
   10.13    COUNTERPARTS.........................................................................................46
   10.14    PRONOUNS.............................................................................................46
   10.15    EXHIBITS INCORPORATED................................................................................46
   10.16    CREATION OF THE HOLDING COMPANY......................................................................46
   10.17    OPERATING AGREEMENT..................................................................................47

LIST OF SCHEDULES................................................................................................49


LIST OF EXHIBITS.................................................................................................51

                     MEMBERSHIP INTEREST PURCHASE AGREEMENT

         THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT entered into this 28th day of April, 2004, among SONOCO PRODUCTS COMPANY, a South Carolina corporation (hereinafter sometimes referred to as "Purchaser"), CORRFLEX GRAPHICS, LLC, a North Carolina limited liability company (hereinafter sometimes referred to as the "Company"), CORRFLEX PACKAGING, LLC, a North Carolina limited liability company, N717CF, LLC, a North Carolina limited liability company (each an "Excluded Subsidiary" and collectively the "Excluded Subsidiaries") and each Person identified on Schedule 2.1 (each referred to herein as a "Member" and collectively the "Members").

                                   WITNESSETH:

         WHEREAS, the Members own all of the membership or other equity interest, or rights to acquire such interests, of the Company; and

         WHEREAS, the Purchaser desires to purchase and the Members desire to sell all of the membership or other equity interest, or rights to acquire such interests, of the Company, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises, representations, warranties and covenants hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used herein, the following terms shall have the following meanings unless the context otherwise requires:

         1.1      "Allied" shall have the meaning assigned to such term in
                  SECTION 2.14.1

         1.2      "AAA Rules" shall have the meaning assigned to such term in
                  Section 8.7.

         1.3 "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         1.4      "Agreement" shall mean this Membership Interest Purchase
                  Agreement.

         1.5 "Agreement Termination Date" shall have the meaning assigned to such term in Section 9.1.

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CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                        PAGE 2

         1.6 Allocation Schedule" shall have the meaning assigned to such term in Section 2.11.2.

         1.7 "Assets" shall mean all of the assets (other than the excluded assets set forth on Schedule 2.2(b)) of the Company and the Retained Subsidiaries, including, without limitation, (a) all owned real property, leasehold and subleasehold estates, improvements, fixtures and fittings thereon owned by the Company and the Retained Subsidiaries, and easements, rights-of-way and other appurtenances thereto, (b) all tangible personal property (such as machinery, equipment, inventories of raw materials and supplies, manufactured and purchased parts, goods in process and finished goods, furniture, automobiles, trucks, tractors, trailers, tools, jigs, dies and office equipment) owned by the Company and the Retained Subsidiaries, (c) Intellectual Property of the Company and the Retained Subsidiaries, the goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder including the name "CorrFlex" and the stylized trade mark "CorrFlex", (d) accounts, accounts receivable, notes receivable and all other receivables owned by the Company and the Retained Subsidiaries, (e) cash and cash equivalents owned by the Company and the Retained Subsidiaries, (f) prepaid assets owned by the Company and the Retained Subsidiaries, (g) marketable securities owned by the Company and the Retained Subsidiaries and (h) deposits owned by the Company and the Retained Subsidiaries.

         1.8 "Assumption Notice" shall have the meaning assigned to such term in Section 8.6(a).

         1.9 "Audited Statements" shall have the meaning assigned to such term in Section 3.5.

         1.10 "CERCLA" shall mean the federal Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.9601 et seq.).

         1.11 "Class C Membership Interests" shall mean the membership Interests obtained by the exercise of the option under the Class C Agreement.

         1.12 "Class C Agreement" shall mean the Class C Membership Option and Redemption Agreement between the Company and John G. Sutlive dated October 13, 1998.

         1.13 "Class D Membership Interests" shall mean the membership Interests obtained by the exercise of the option under the Class D Agreement.

         1.14 "Class D Agreement" shall mean the Class D Membership Option and Redemption Agreement between the Company and John G. Sutlive dated October 13, 1998.

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CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                        PAGE 3

         1.15 "Class E Membership Interests" shall mean the membership Interests obtained by the exercise of the option under the Class E Agreement.

         1.16 "Class E Agreement" shall mean the Class E Membership Option and Redemption Agreement between the Company and John G. Sutlive dated October 13, 1998.

         1.17 "Closing" shall mean the consummation of the transactions provided for in this Agreement.

         1.18 "Closing Date" shall mean the date on which the Closing occurs pursuant to SECTION 7.1 hereof.

         1.19 "Closing Date Balance Sheet" shall have the meaning assigned such term in SECTION 2.3.

         1.20 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.21 "Confidential Information" shall have the meaning assigned such term in SECTION 10.10.

         1.22 "Company" shall have the meaning assigned to such term in the preamble.

         1.23 "Consent" shall mean any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

         1.24 "Contemplated Transactions" shall mean all of the transactions contemplated by this Agreement including the purchase of the Membership Interests and the performance by Purchaser, the Company and the Members of their respective covenants and obligations under this Agreement.

         1.25 "Contracts" shall mean all of the agreements, contracts, licenses and undertakings of the Company and the Retained Subsidiaries including those listed on Schedule 3.12(a) and
                  Schedule 3.10.

         1.26     "Damages" shall have the meaning assigned to such term in
                  SECTION 8.2.

         1.27     "Dispute" shall have the meaning assigned to such term in
                  SECTION 8.7.

         1.28 "Environmental Information" shall have the meaning assigned to such term in SECTION 2.8.

         1.29 "Environmental Requirements" means all laws, statutes, rules, regulations, ordinances, guidance documents, judgments, decrees, orders, agreements and other restrictions and requirements of any governmental authority, including, without limitation, federal, state and local authorities, relating to the regulation or protection of the environment, or the storage, treatment, disposal, transportation,

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CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                        PAGE 4
                  handling or other management of industrial or solid waste, hazardous waste, hazardous or toxic substances or chemicals, pollutants or Hazardous Substances, including without limitation, CERCLA; the Resource Conservation and Recovery Act, as amended, 42 U.S.C.ss.6901 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C.ss.1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.ss.2601 et seq.; the Clean Air Act, 42 U.S.C.ss.7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. 300f et seq.; and their foreign, state and local counterparts and equivalents.

         1.30 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.31 "Escrow Agent" shall mean Wachovia Bank, National Association or such other financial institution as agreed to by the parties.

         1.32 "Escrow Agreement" shall mean the escrow agreement between Purchaser, Members and the Escrow Agent in the form of Exhibit 1.32.

         1.33 "Escrow Amount" shall have the meaning assigned to such term in SECTION 2.1.

         1.34 "Excluded Subsidiaries" shall have the meaning assigned to such term in the preamble.

         1.35 "Financial Debt" shall mean all interest-bearing debt, capital leases and obligations under the Class C Membership Interest including such debt and other items set forth in Schedule 2.2(a).

         1.36 "Financial Debt Payoff" shall have the meaning assigned to such term in SECTION 2.1.

         1.37 "Financial Statements" shall have the meaning assigned to such term in SECTION 3.15.

         1.38 "GAAP" means generally accepted accounting principles as recognized by the American Institute of Certified Public Accountants, applied on a basis consistent with the basis on which the Financial Statements were prepared.

         1.39 "Governmental Entity" shall mean any federal, state, local, foreign or other governmental or administrative authority, agency, entity, body, court or tribunal.

         1.40 "Governmental Authorization" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Entity or pursuant to any Legal Requirement.

         1.41 "Group Members" shall have the meaning assigned to such term in SECTION 3.19(c).

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CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                        PAGE 5

         1.42 "Hazardous Substance" shall mean (i) any "hazardous substance" as defined in ss.101(14) of CERCLA, or any regulations promulgated thereunder, or the Occupational Safety and Health Act of 1970, as amended from time to time (29 U.S.C. ss. 651 et seq.), or any regulations promulgated thereunder; (ii) petroleum and petroleum by-products, asbestos and asbestos-containing materials polychlorinated biphenyls and pesticides; or (iii) any additional substances or materials that are currently classified or considered to be hazardous or toxic under Environmental Requirements.

         1.43 "Holding Company" shall have the meaning assigned to such term in SECTION 10.16.

         1.44 "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or any successor law, and regulations and rules issued pursuant to the Act or any successor law.

         1.45 "Incentive Bonus Plan" shall mean the CorrFlex Graphics, LLC Incentive Bonus Plan as adopted on January 28, 2002, as amended.

         1.46 "Indemnification Threshold" shall have the meaning assigned to such term in SECTION 8.6(a).

         1.47 "Indemnifying Party" shall have the meaning assigned to such term in SECTION 8.6(a).

         1.48     "Indemnitee" shall have the meaning assigned to such term in
                  SECTION 8.6(a).

         1.49 "Intellectual Property" shall have the meaning assigned to such term in SECTION 3.18 hereof.

         1.50 "IRS" shall have the meaning assigned to such term in SECTION 3.19(a).

         1.51 "Key Employees" shall have the meaning assigned to such term in SECTION 2.10.

         1.52 "Knowledge of the Company" or similar words shall mean the actual knowledge of the Members and, with respect to Members who also are officers of Company and the Retained Subsidiaries, their actual knowledge after commercially reasonable due inquiry.

         1.53 "Legal Requirement" shall mean any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

         1.54 "Liabilities" means any liability whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated or whether due or to become due.

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CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                        PAGE 6

         1.55 "Liens" shall mean all liens, mortgages, security interests, encumbrances, pledges, charges, adverse claims, options, buy-sell agreements, rights of first refusal agreements, and property settlement or marital dissolution agreements.

         1.56 "Material Adverse Effect" shall mean any effect or change that is or would be reasonably expected to be, materially adverse
                  (i) to the business, assets, condition (financial or otherwise), operating results, operations or business prospects of the Company and the Retained Subsidiaries, taken as a whole, considered within the context of the terms of the Contemplated Transactions including, but not limited to, the limitations in SECTIONS 8.1, 8.2 and 8.4; or (ii) to the ability of any party to consummate timely the transactions contemplated hereby ; provided that the following shall not be considered when determining whether a Material Adverse Effect has occurred: any effect resulting from (i) economic or industry conditions within the United States or generally affecting the industry in which the Company and the Retained Subsidiaries operate, (ii) changes in U.S. or global financial markets or conditions, (iii) any generally applicable change in law, rule or regulation or GAAP or interpretation of any thereof or (iv) the announcement of this Agreement or the Contemplated Transactions.

         1.57 "Material Permits" shall have the meaning assigned to such term in SECTION 3.7.

         1.58 "Member" or "Members" shall have the meaning assigned to such term as in the preamble. With respect to Allied Capital Corporation, the terms "Member" or "Members" as used herein and in any other document relating to the Contemplated Transactions are used solely for drafting simplicity. The parties acknowledge and agree that Allied Capital Corporation is not a member of the Company or the Subsidiaries but in fact is solely the owner and holder or the warrants and purchase options shown on Schedule 2.1.

         1.59 "Membership Interests" shall mean all of the membership or equity ownership interests and the rights to acquire such interests in the Company owned by the Members as set forth in
                  Schedule 2.1. With respect to Allied Capital Corporation, the terms "Membership Interest" or "Membership Interests" as used herein and in any other document relating to the Contemplated Transactions are used solely for drafting simplicity. The parties acknowledge and agree that Allied Capital Corporation does not own or hold any membership interests in the Company or the Subsidiaries but in fact is solely the owner and holder or the warrants and purchase options shown on Schedule 2.1 and which are being purchased pursuant to this Agreement by the Purchaser.

         1.60 "Members' Representative" shall have the meaning assigned to such term in SECTION 2.14.1.

         1.61 "Monthly Financial Statements" shall the meaning assigned to such term in SECTION 2.13.

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CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                        PAGE 7

         1.62 "Noncompetition Agreement" shall mean the agreements between the Company and certain of the Members in the form of Exhibit 1.62.

         1.63 "Organizational Documents" means (a) the articles or certificate of incorporation and the bylaws or code of regulations of a corporation; (b) the partnership agreement and any certificate or statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership;
                  (d) the articles or certificate of organization of a limited liability company and the operating agreement or limited liability company agreement of a limited liability company;
                  (e) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person; and (f) any amendment to any of the foregoing.

         1.64     "PBGC" means the Pension Benefit Guaranty Corporation.

         1.65 "Permitted Encumbrance" or "Permitted Lien" shall mean (i) any Lien for taxes or assessments that are not delinquent or are being contested in good faith by appropriate proceedings, (ii) any statutory Lien, including, without limitation, Liens of carriers, warehousemen, mechanics, materialmen and landlords, arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent or is being contested in good faith by appropriate proceedings, (iii) any Liens set forth on Schedule 1.65, and, in addition with respect to Real Property, (iv) imperfections of title that, individually or in the aggregate, do not materially detract from the value or impair the present use of the Real Property subject thereto; (v) zoning laws and other land use restrictions; (vi) items that are reflected on surveys of the Real Property which have been delivered to the Purchaser by the Company or the Members and (vii) all Liens disclosed in policies of title insurance or title commitments that have been delivered to Purchaser by the Company or the Members.

         1.66 "Person" shall mean any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Entity.

         1.67     "Plans" shall have the meaning assigned to such term in
                  SECTION 3.10.

         1.68 "Preliminary Working Capital" shall mean the Working Capital estimated as of the Closing Date by the Company by virtue of a statement to be delivered by the Company at Closing signed by the President and Chief Financial Officer of the Company certifying that such statement is their best estimate of Working Capital as of the Closing.

         1.69 "Proceeding" shall mean any action, arbitration, audit, hearing, litigation, or suit (whether civil, criminal or administrative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity or arbitrator.

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CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                        PAGE 8

         1.70 "Pro-Forma Statements" shall have the meaning assigned to such term in SECTION 3.5.

         1.71 "Purchase Price" shall have the meaning assigned to such term in SECTION 2.2 hereof.

         1.72 "Purchaser" shall have the meaning assigned to such term in the preamble.

         1.73 "Purchaser Indemnified Persons" shall have the meaning assigned to such term in SECTION 8.2.

         1.74 "Real Property" shall have the meaning assigned to such term in SECTION 3.9(a).

         1.75 "Real Property Leases" shall have the meaning assigned to such term in SECTION 3.10.

         1.76 "Remediation Amount" shall mean the amount, if any, to be added to the Escrow Amount pursuant to SECTION 2.16.

         1.77 The terms "removal," "remedial" and "response" action shall include the types of activities required by CERCLA or RCRA, and shall additionally include, without limitation, any other form of response or cleanup, corrective action, removal, containment, monitoring, treatment or other mitigation or remediation of Hazardous Materials on, in, under or about the Real Property, or offsite, and other work on the Real Property or offsite incidental to such actions.

         1.78 "Representative" means, with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

         1.79 "Retained Subsidiaries" shall mean CorrFlex Display & Packaging, LLC, a North Carolina limited liability company and CorrFlex D&P, LLC a North Carolina limited liability company.

         1.80 "Subject Property" means all Real Property and all property subject to the Real Property Leases.

         1.81 "Subsidiaries" shall mean the Excluded Subsidiaries and the Retained Subsidiaries.

         1.82 "Subsidiary Membership Interests" shall have the meaning assigned to such term in SECTION 3.4.

         1.83 "Taxes" means all taxes (including, without limitation, income, corporation, capital, sales, withholding, franchise, customs duties, profits, gross receipts, excise, property, stamp, transfer, water, business, and goods and services taxes), imposts, duties, levies, deductions, withholdings, charges, assessments,

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                        PAGE 9

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                  reassessments or fees of any nature (including, without
                  limitation, interest, penalties and additions) that are imposed by any relevant taxing authority; and "Tax" shall mean any one of them.

         1.84 "Third Party Claim" shall have the meaning assigned to such term in SECTION 8.6(a).

         1.85 "Third Party Claim Notice" shall have the meaning assigned to such term in SECTION 8.6(a).

         1.86 "Third Party Intellectual Property" shall have the meaning assigned to such term in SECTION 3.18.

         1.87     "Threshold Working Capital" shall mean $16,000,000.

         1.88 "Transition Services Agreement" shall mean the transition services agreement to be entered into at Closing between the Excluded Subsidiaries and the Company in the form of Exhibit 1.88.

         1.89 "Working Capital" shall mean "current assets" reduced by "current liabilities" of the Company and the Retained Subsidiaries consistently calculated as reflected on Schedule 1.89.

         1.90 "Working Capital Escrow Account" shall have the meaning assigned such term in SECTION 2.1.

                                   ARTICLE II

                           COVENANTS AND UNDERTAKINGS

         2.1 PURCHASE OF MEMBERSHIP INTERESTS. On the Closing Date, Purchaser agrees to purchase from the Members, and the Members agree to sell to Purchaser, all of the Membership Interests as set forth on Schedule 2.1 and certain of the Members (as identified on Schedule 2.10.2) agree to enter into the Noncompetition Agreements for a total purchase price of $250,000,000 (i) reduced by the (A) the Financial Debt Payoff and (B) any bonuses paid to employees outside of the ordinary course of business including any bonus paid to Robert Tiede during the period beginning on the date hereof until Closing; and (ii) increased to the extent Preliminary Working Capital is greater than Threshold Working Capital and decreased to the extent Preliminary Working Capital is less than Threshold Working Capital (the "Purchase Price"). The Purchase Price, less the sum of $12,500,000 plus (x) the greater of $500,000 or any positive adjustment to the Purchase Price under (ii) of this Section 2.1 (the "Working Capital Escrow Amount") and (y) any Remediation Amount (collectively, the "Escrow Amount") shall be paid to the Members and/or the Members' Representative (as directed in writing by the Members' Representative at or prior to the Closing) by wire transfer at Closing. The Escrow Amount shall be paid to the Escrow Agent by wire transfer at Closing. At Closing, the Company shall deliver to the Purchaser a schedule as of the date of Closing listing all Financial Debt and the then current balance of such debt, accrued interest through the date of Closing,

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 10

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prepayment and other costs or expenses payable by the Company in connection with such Financial Debt, along with letters from all financial institutions or lenders of such Financial Debt stating the total amount payable by the Company on the Closing Date in complete satisfaction of all obligations under the Financial Debt and that any and all Liens on the Assets or the Membership Interests held by such lender shall be released upon the payment of such stated amount on the Closing Date (the "Financial Debt Payoff"). Purchaser shall cause the Company to pay the Financial Debt Payoff at Closing pursuant to such letters.

         2.2 ADDITIONAL COVENANTS.

         (a) The Company and each of the Retained Subsidiaries, between the date hereof and Closing, shall collect its receivables in the ordinary course of business, purchase and sell its inventory in the ordinary course of business, and pay its accounts payable and retire its other obligations in the ordinary course of its business, consistent with prior practice, except as otherwise provided in this Agreement.

         (b) The parties acknowledge and agree that prior to Closing, all excluded assets on Schedule 2.2(b) shall be paid or distributed to, or for the benefit of the Members, as provided in SECTION 10.16 or in accordance with
SECTION 2.5.3.

         2.3 PURCHASE PRICE ADJUSTMENT. Within thirty (30) days after the Closing, the Company shall prepare and deliver to the Members' Representative a statement of Working Capital as of the Closing Date ("Closing Date Working Capital Statement") which shall be prepared on a basis consistent with the method used in calculating Schedule 1.89. In the event the Members' Representative does not object by written notice to the Purchaser to such Closing Date Balance Sheet within thirty (30) days from receipt thereof by the Members' Representative, the Closing Date Working Capital Statement shall be deemed accepted. If the Members' Representative makes a timely objection to the Closing Date Working Capital Statement, Purchaser and the Members' Representative shall have ten (10) calendar days from receipt of such objection by Purchaser in which to reach agreement as to the Closing Date Working Capital Statement. If no agreement is reached in said ten (10) calendar day period, at the end of such period, Purchaser and the Members' Representative shall appoint Ernst & Young to arbitrate the dispute and calculate the Closing Date Working Capital Statement. The determination shall be binding on the parties. Purchaser shall pay one-half of the fees and expenses of such accounting firm and one-half of such fees shall be a reduction of the Working Capital of the Company at Closing to be calculated based on such Closing Date Working Capital Statement. The Purchase Price shall be reduced to the extent the Working Capital as determined based on the Closing Date Working Capital Statement is less than Preliminary Working Capital and the Purchase Price shall be increased to the extent the Working Capital as determined based on the Closing Date Working Capital Statement is greater than Preliminary Working Capital. Any required reduction to the Purchase Price made under this SECTION 2.3 shall be paid by the Escrow Agent to Purchaser pursuant to the Escrow Agreement (such amount to be paid first from the Working Capital Account and thereafter, to the extent necessary, from the Primary Account (as such terms are used in the Escrow Agreement). Any required addition to the Purchase Price shall be paid by Purchaser to the Members or the Members' Representative by wire transfer to the same wire transfer instructions delivered to the Purchaser for Closing. Upon receipt of the Closing Date Working Capital Statement, the parties will instruct the

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 11

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Escrow Agent to release to the Members' Representative the balance of the funds, if any, remaining with respect to the Working Capital Escrow Amount held by the Escrow Agent. All such payments required under this SECTION 2.3 shall be made within 5 business days after final determination of the Closing Date Working Capital Statement.

         2.4 CONDUCT OF THE BUSINESS OF THE COMPANY PRIOR TO CLOSING. Except with the consent in writing of Purchaser or as provided otherwise in this Agreement, the Company covenants that, between the date of this Agreement and the Closing Date, the Company and the Retained Subsidiaries will conduct their business in the ordinary course, which shall include: (a) using commercially reasonable efforts to preserve the business intact and to preserve the goodwill of customers and others having material business relations with the Company and the Retained Subsidiaries; (b) using commercially reasonable efforts to (i) maintain the Assets in all material respects in the same working order and condition as such Assets are in as of the date of this Agreement, reasonable wear and tear, casualty and other events beyond the Company's and the Retained Subsidiaries control, excepted and subject to the sale of any of such Assets in the ordinary course of business, and (ii) not liquidate the Assets to cash except in the ordinary course of business; (c) using commercially reasonably efforts to retain its employees, subject to the termination of employees in the ordinary course of business or for cause; (d) keeping in force at no less than their present limits, if available at commercially reasonable cost, all existing bonds and policies of insurance insuring the Assets or the business of the Company and the Retained Subsidiaries; (e) not unreasonably delay the acceptance of any new equipment or machinery presently on order; (f) not unreasonably delay commencing or completing any material capital expenditure or capital improvement project heretofore approved by the Company or the Retained Subsidiaries; (g) not enter into any material contract, commitment, arrangement or transaction of the type described in SECTION 3.12 hereof, except for contracts for the sale of goods or services or the purchase of inventory and supplies, personal property leases and nondisclosure agreements, in each case in the ordinary course of business; and (h) using commercially reasonable efforts to cause the Company and the Retained Subsidiaries not to suffer, permit or incur any of the transactions or events described in SECTION 3.26 hereof to the extent such events or transactions are within the control of the Company and the Retained Subsidiaries.

         2.5 CONSENTS OF THIRD PARTIES; GOVERNMENTAL AUTHORIZATIONS.

                  2.5.1 The Company shall use commercially reasonable efforts to secure the Consent, in form and substance reasonably satisfactory to Purchaser, from any party to any Contract as required to be obtained to permit the consummation of the Contemplated Transactions; provided that the Company shall not, and the Company shall cause the Members not to, make any agreement or understanding materially affecting the Assets, the Company, the Retained Subsidiaries or their business after Closing as a condition for obtaining any such Consent except with the prior written consent of Purchaser, such consent not to be unreasonably withheld. During the period prior to the Closing Date, Purchaser shall act diligently and reasonably to cooperate with the Company and the Members (to the extent their participation is required) to obtain the Consents contemplated by this SECTION 2.5.1.

                  2.5.2 During the period prior to the Closing Date, the Purchaser shall, the Company shall, and the Company shall cause the Members to (to the extent their participation is

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 12

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required), act diligently and reasonably, and shall cooperate with each other, in making any required filing or notification and in securing any Consents of any Governmental Entity required to be obtained by them in order to permit the consummation of the Contemplated Transactions, or to otherwise satisfy the conditions set forth in Article V or Article VI; provided that the Company shall not, and the Company shall cause the Members not to, make any agreement or understanding materially affecting the Assets, the Company, the Retained Subsidiaries or their business as a condition to obtaining any such Consents except with the prior written consent of Purchaser, such consent not to be unreasonably withheld. The Purchaser shall be responsible for all filing fees payable to any Governmental Entity in connection with the foregoing.

                  2.5.3 The Excluded Subsidiaries and Purchaser (on behalf of itself, the Company and the Retained Subsidiaries) shall use commercially reasonable efforts to secure the Consent to a partial assignment, as applicable, from any party to a Contract entered into by the Company or a Retained Subsidiary that covers any excluded assets set forth on Schedule 2.2. Each such Consent shall be in form and substance reasonably satisfactory to the Excluded Subsidiaries and Purchaser. If any such Consent is not obtained, or if an attempted partial assignment thereof would be ineffective, the Excluded Subsidiaries and Purchaser (on behalf of itself, the Company and the Retained Subsidiaries) will cooperate with each other in any reasonable arrangement pursuant to which the Excluded Subsidiaries will continue to obtain the benefits of use of the applicable excluded asset and perform the contractual obligations associated with such excluded asset.

         2.6 NEGOTIATION WITH OTHERS. From and after the date of this Agreement until the earlier of Closing or the Agreement Termination Date, the Company shall not, and the Company shall cause the Members not to, directly or indirectly, except as it may relate exclusively to the Excluded Subsidiaries:

                  2.6.1 solicit, initiate discussions or engage in negotiations with any Person, or take any action to facilitate the efforts of any Person, other than Purchaser, relating to the possible acquisition of all or a substantial part of the Assets, the Company, the Retained Subsidiaries or their business (whether by way of merger, purchase of capital stock, purchase of assets or otherwise);

                  2.6.2 except for information furnished to Purchaser or to third parties required for the Company to obtain all necessary consents in connection with the transactions contemplated by this Agreement, provide information with respect to the Company to any Person, other than Purchaser and its advisors or the Company's Members, officers and advisors, relating to the possible acquisition of all or a substantial part of the Assets, the Company or its business (whether by way of merger, purchase of equity interests, purchase of assets or otherwise);

                  2.6.3 enter into any agreement with any Person, other than Purchaser, providing for the possible acquisition of all of a substantial part of the Assets, the Company, the Retained Subsidiaries or their business (whether by way of merger, purchase of capital stock, purchase of assets or otherwise); or

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 13

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                  2.6.4 make or authorize any statement, recommendation or
solicitation in support of any possible acquisition by any Person, other than Purchaser, of all or a substantial part of the Assets, the Company, the Retained Subsidiaries or their business (whether by way of merger, purchase of capital stock, purchase of assets or otherwise).

Each Member shall be severally liable for its breach of this SECTION 2.6, and no other Member shall be liable (jointly or otherwise) for the breach hereof by another Member.

         2.7 INVESTIGATIONS. Following the date of this Agreement, the Company shall provide Purchaser and its representatives and agents such access to the books and records of the Company and the Retained Subsidiaries and furnish to Purchaser such financial and operating data and other information in the Company's or the Retained Subsidiaries' possession with respect to the businesses and property of the Company and the Retained Subsidiaries as it may reasonably request from time to time, and permit Purchaser and its representatives and agents to make such inspections of the Company's and the Retained Subsidiaries' real and personal properties as they may reasonably request. The foregoing access and inspections shall be allowed during normal business hours and upon reasonable notice, and shall be conducted in such a manner as not to interfere unreasonably with the normal operations of the Company or the Retained Subsidiaries. The Company shall promptly arrange for Purchaser and its representatives and agents to meet with such directors, officers, employees and agents of the Company and the Retained Subsidiaries as requested.

         2.8 ENVIRONMENTAL INSPECTION. Following the date of this Agreement, the Company shall provide to Purchaser access to all records and information in the Company's and the Retained Subsidiaries' possession concerning all Hazardous Substances, used, stored, generated, treated or disposed of by the Company or the Retained Subsidiaries, all environmental or safety studies in the Company's and the Retained Subsidiaries' possession conducted by or on behalf of the Company or the Retained Subsidiaries and all reports, correspondence or filings to Governmental Entities with jurisdiction over Environmental Requirements concerning the compliance of the Subject Property or the operation of the Subject Property with Environmental Requirements, all policies and procedures manuals or guidelines utilized by the Company and the Retained Subsidiaries to comply with Environmental Requirements in the Company's or the Retained Subsidiaries' possession, and any other information reasonably requested by Purchaser in the Company's or the Retained Subsidiaries' possession pertaining to environmental, health and safety issues (the "Environmental Information"). The Company agrees that Purchaser shall have the right to inspect the Environmental Information and the Subject Property, including the performance of a "Phase 1" environmental site assessment and audit, and, at the discretion of Purchaser, perform subsurface or other invasive investigations, including air monitoring, at or near the Subject Property all at Purchaser's expense, subject to (i) compliance by Purchaser with all applicable Legal Requirements (including without limitation any applicable well permitting requirements), and (ii) as to property covered by the Real Property Leases or otherwise owned by third parties, approval of the lessor or other property owner of such work in writing if required under such leases which the Company or the Retained Subsidiaries shall diligently assist in obtaining; and (iii) SECTION 10.10. Except to the extent required by Applicable Law, Purchaser shall not disclose any Environmental Information or the results of any Phase I or other environmental investigation to any third party who is not Purchaser's agent, without first

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 14

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obtaining the consent of the Company, which consent shall not be unreasonably withheld. Purchaser shall indemnify, defend and hold harmless the Company, the Subsidiaries and the Members from and against all claims, actions, damages, liens, liabilities, obligations and expenses (including reasonable attorneys' fees and court costs) arising out of or relating in any manner to Purchaser's work and investigations under this SECTION 2.8 and SECTION 2.7 above, which indemnity shall survive Closing or termination of this Agreement. In the event of Termination of this Agreement without a Closing, Purchaser shall repair any damage resulting from such activities (including without limitation, proper closure of all well and borings installed by Purchaser and removal at Purchaser's sole cost of all waste derived from such investigation).

         2.9 TITLE ABSTRACTS AND SURVEYS. The Company has delivered to Purchaser, with respect to each parcel of Real Property, (i) the Company's or the Retained Subsidiaries' most recent title insurance policy and copies of all documents referenced in the policies, to the extent in the Company's or the Retained Subsidiaries' possession, and (ii) the Company's or the Retained Subsidiaries' most recent survey, to the extent in the Company's or the Retained Subsidiaries' possession.

         2.10 KEY EMPLOYEES. The Company agrees to use commercially reasonable efforts to assist and cooperate with Purchaser in encouraging the Key Employees to remain employed by the Company or the Retained Subsidiaries after Closing. The "Key Employees" are the individuals identified on Schedule 2.10.

         2.11 TAX MATTERS.

                  2.11.1 Tax Returns. The Members' Representative shall prepare, or cause to be prepared, and deliver to the Purchaser for review the partnership tax returns for the calendar year 2003, if not prepared prior to the date hereof. The Members' Representative shall prepare, or cause to be prepared, and deliver to the Purchaser for review the Company's final partnership tax returns for the period beginning January 1, 2004 through the Closing Date within 150 days after the Closing. Purchaser's review and approval of such tax returns shall not be unreasonably withheld. If the parties cannot agree on such returns, such dispute shall be submitted to any nationally recognized firm of certified public accountants except for Grant Thornton or PricewaterhouseCoopers for resolution. Once the returns are agreed to by the parties, the parties shall require officers of the Company to execute and file the returns. Purchaser shall provide to the Members' Representative fully executed copies of such tax return(s) following their filing. For an appropriate period of time after the Closing Date, Purchaser shall provide or cause to be provided to the Members' Representative such records and information concerning the Company and the Retained Subsidiaries as the Members may reasonably require, to prepare, determine or verify the Members' tax liability in respect of the Company.

                  2.11.2 Allocation Schedule. The parties have agreed upon an allocation of the purchase price for the Membership Interests and the Noncompetition Agreements as attached hereto as Schedule 2.11.2 (the "Allocation Schedule"). The Purchaser shall obtain a third party appraisal of the Assets and shall provide the Members' Representative a copy of such appraisal. The Allocation Schedule and the valuation shown on such appraisal shall be binding on all parties for tax purposes and no party shall file any tax returns inconsistent with the Allocation

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 15

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Schedule and such appraisal unless required to do so pursuant to a determination
(as defined in Section 1313(a) of the Code) or any similar state or local Tax provision. If such a determination is made, no party shall bear any liability to any other party hereunder for taking such an inconsistent position. In addition, neither party shall have any liability to any other party hereunder if a Tax authority takes any position inconsistent with the Allocation Schedule or any adjustment resulting therefrom.

         2.12 EFFORTS TO SATISFY CLOSING CONDITIONS. The Company and the Purchaser shall use commercially reasonable efforts to cause the conditions in Articles V and VI to be satisfied in a timely manner and, in any event, by July 15, 2004. As promptly as practicable after the date of this Agreement, the Company and the Purchaser shall make all filings required by the Legal Requirements to be made by them to consummate the transactions contemplated hereby (including all filings under the HSR Act). Between the date of this Agreement and the Closing Date, the Purchaser shall cooperate with the Company in obtaining all of the Consents identified in Schedule 3.15. The Purchaser and the Company shall each request early termination of the applicable waiting period under the HSR Act.

         2.13 MONTHLY FINANCIAL STATEMENTS. Between the date hereof and the Closing, Company shall provide to Purchaser, as soon as reasonably available, a monthly financial statement for each calendar month ending 30 days or more prior to the Closing Date (the "Monthly Financial Statements").

         2.14 MEMBERS' REPRESENTATIVE

                  2.14.1 Each Member hereby irrevocably appoints and authorizes
L. Kerry Vickar and Bryan L. Smith, acting jointly, to act as its representatives (the "Members' Representative"). So long as two individuals serve jointly as the Members' Representative, any action approved by both individuals shall be the action of the Members' Representative. In the event of the death, incapacity or refusal to serve (i) of either Messrs. Vickar or Smith, then the other shall be the sole Members' Representative or (ii) of both Messrs. Vickar and Smith, then a majority of the Members (based on their fully-diluted percentage interests, or rights to acquire such interests, in the Company immediately prior to the Closing) shall appoint a successor Members' Representative, which appointment shall be subject to the consent (not to be unreasonably withheld) of Allied Capital Corporation ("Allied"). The Members' Representative is hereby granted full authority, in its sole discretion, on behalf of all of the Members to (i) oversee the preparation and completion of all matters and execution of all documents for Closing and post-Closing as contemplated herein (including, without limitation, the Escrow Agreement), (ii) collect the Purchase Price (including funds released from the Escrow from time to time) and use such funds to (A) settle and pay the selling expenses of the Company, (B) pay any required tax make-up payment to Allied Capital Corporation,
(C) fund the Incentive Bonus Plan, (D) pay any required taxes or tax withholding, and, thereafter, (E) distribute the net proceeds to the Members pro rata in accordance with the Allocation Schedule, provided that the ratable share of the Purchase Price payable to Allied after giving effect to the adjustments in clauses (A) through (D) above shall be paid directly to Allied, unless Allied consents otherwise in writing, (iii) negotiate, defend, pursue, settle and pay (from the Escrow only) any indemnification claims, and (iv) take any other action that may be necessary or desirable on behalf of the Members in connection with

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 16

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this Agreement, provided that such action affects the Members ratably, unless each Member affected by more than its ratable share consents otherwise in writing. By each Member's execution of this Agreement it shall irrevocably make, constitute and appoint the Members Representative as such Member's attorney-in-fact and authorizes and empowers the Members' Representative to act with the foregoing authority (provided that the Members' Representative is not authorized to execute any Noncompetition Agreement or employment agreement on behalf of any Member or otherwise bind or subject any Member to individual liability other than claims to be satisfied exclusively from the Escrow). Nothing set forth herein shall convey or be construed to authorize the Members' Representative to take any action on behalf of Allied in its capacity as a creditor of the Company or its affiliates.

                  2.14.2 The Members' Representative shall have no duties or obligations other than those specifically set forth herein and shall not be liable under any circumstances for any actions or inactions in such capacity other than for its or their willful misconduct. Any individual Members' Representative may resign at any time upon ten days' notice to all Members and the Purchaser. The Members agree to indemnify and hold the Members' Representative harmless from any claims, losses, expenses (including reasonable attorneys' fees) and damages arising out of his or their services hereunder. The Members' Representative is authorized to pay or reimburse any such claims, losses, expenses and damages from the Purchase Price, including any funds in the Escrow that may be released from time to time.

                  2.14.3 Each of the Members and the Members' Representative acknowledge and agree that Purchaser may rely on the Members' appointment of the Members' Representative and deal exclusively with the Members' Representative consistent with such appointment as provided herein and the provisions of this Agreement and the Escrow Agreement dealing with actions to be taken by the Members' Representative on behalf of the Members, and the Members agree to indemnify and save harmless the Purchaser from and against any loss, liability, cost or expense that it may incur by reason of its relying upon the authority of the Members' Representative as provided herein.

         2.15 COLLECTION OF RECEIVABLES. After the Closing, the Purchaser shall cause the Company to use commercially reasonable efforts to collect all accounts receivable existing as of Closing in the ordinary course of business consistent with past practice.

         2.16 ENVIRONMENTAL.

                  2.16.1 After the date hereof, Purchaser shall conduct the limited environmental investigation at the properties owned by the Company in Winston-Salem, North Carolina and York, Pennsylvania (the "Sites") as set forth in the letter from ERM to Purchaser dated April 27, 2004 attached hereto as
Schedule 2.16. Immediately following such investigation, Purchaser shall cause ERM to issue a written report identifying any environmental conditions that require remediation in order for the Sites to comply with applicable Environmental Laws and providing an estimate of the cost of such remediation (collectively, the "ERM Findings"). If the Company does not object by written notice to the ERM Findings within ten (10) days after the Company's receipt of the ERM letter, the ERM Findings shall be deemed accepted. In such event, the Company will use commercially reasonable efforts to complete the required remediation prior to

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 17

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Closing. If such remediation has not been completed prior to Closing, ERM shall provide to the parties an estimate of the remaining cost of such remediation, which shall constitute the initial Remediation Amount. Such amount shall be added to the Escrow Amount and held by the Escrow Agent to reimburse Purchaser, pursuant to the Escrow Agreement, for the costs of such post-Closing remediation incurred in accordance with this Section 2.16.

                  2.16.2 If the Company objects to the ERM Findings (based on either the recommended scope of remediation or the estimated costs), it shall provide written notice to Purchaser identifying the objections and if a final determination of the cost of remediation has not been made prior to Closing, the costs of remediation included in the ERM Findings shall constitute the initial Remediation Amount. Such amount shall be added to the Escrow Amount and held by the Escrow Agent to reimburse Purchaser, pursuant to the Escrow Agreement, for the costs of such post-Closing remediation incurred in accordance with this
Section 2.16. Following delivery of a written notice of objections, the Company, at the direction of the Members' Representative, shall retain a national environmental contracting firm (the "Company Consultant") to conduct an evaluation of the disputed ERM Findings (which may, in the discretion of the Members' Representative, involve a limited investigation similar to the one conducted by ERM). The Company shall provide Purchaser and the Members' Representative with a copy of the written findings of the Company Consultant, which shall include an estimate of the costs of any remediation required at the Sites to comply with applicable Environmental Laws. If the findings of the Company Consultant differ from the ERM Findings, and the Members' Representative and Purchaser are unable to resolve such differences within five (5) days after Purchaser's receipt of such report, the parties shall select a qualified, independent environmental contracting firm (the "Third Party Consultant") to evaluate the disputed ERM Findings (which may, in the discretion of the Third Party Consultant, involve a limited investigation similar to the one conducted by ERM), and provide an estimate of the costs of any remediation required in order for the Sites to comply with applicable Environmental Laws. In the event the Members' Representative and Purchaser are unable to agree upon a Third Party Consultant within seven (7) days after Purchaser's receipt of the report of the Company Consultant, then ERM and the Company Consultant shall mutually select such firm within five (5) days thereafter. Upon completion of its investigation, the Third Party Consultant shall deliver a written report to the Members' Representative and Purchaser identifying any environmental conditions that require remediation at the Sites in order to comply with applicable Environmental Laws and providing an estimate of the cost of such remediation. If the Third Party Consultant's estimate is closer to the Company Consultant's estimate than it is to ERM's estimate, the Remediation Amount shall be deemed to be the Company Consultant's estimate (and any excess Remediation Amount then held in escrow shall be distributed by the Escrow Agent in accordance with the Escrow Agreement). If the Third Party Consultant's estimate is closer to ERM's Estimate than it is to the Company Consultant's estimate (or the Third Party Consultant's estimate is equidistant from ERM's Estimate and the Company Consultant's Estimate), the Remediation Amount shall not change.

                  2.16.3 In performing any post-Closing remediation hereunder, Purchaser shall employ cost- effective methods and shall limit such work to the minimum needed to satisfy applicable Environmental Laws. Purchaser may take into account operational concerns in determining the cost-effectiveness of a remedial method, provided that under no circumstances shall

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 18

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the Members have any obligation to pay for any work required as a result of (a)
a change in the use of the applicable property from its use as of the Closing, or (b) any hazardous material released on or about, or migrating to, the applicable property after the Closing. Upon completion of any post-Closing remediation work performed in accordance with this Section 2.16, Purchaser shall submit to the Escrow Agent and the Members' Representative invoices or other written evidence of the expenses incurred by Purchaser in connection with such remediation work. Unless the Members' Representative objects in writing within five (5) days after receipt thereof, he shall execute a joint direction to the Escrow Agent to distribute to Purchaser an amount equal to its documented expenses, provided that, in no event shall such distribution exceed the then remaining Remediation Amount. If the Members' Representative delivers a timely objection, the dispute shall be resolved in accordance with this Agreement. Upon completion of the required post-Closing remediation as determined in accordance with this Section 2.16 and the distribution of any of the Remediation Amount to Purchaser as required hereunder, the parties will instruct the Escrow Agent to release to the Members' Representative the balance of the funds, if any, remaining with respect to the Remediation Amount held by the Escrow Agent.

                  2.16.4 The Remediation Amount shall be held by the Escrow Agent solely for the purpose of reimbursing to Purchaser the remaining costs of remediation incurred in accordance with this Section 2.16 after the Closing and shall not be used for any other purpose. The Remediation Amount shall constitute Purchaser's sole and exclusive remedy for any remediation work conducted after the Closing that arises from the ERM Findings.

         2.17 CORRFLEX NAME. On or before the later of the date which is 6 months after the Closing Date or December 31, 2004, CorrFlex Packaging, LLC shall change its name to delete any reference to the name "CorrFlex" and discontinue using such name in any form or manner except as required to comply with any applicable Legal Requirement. At Closing, CorrFlex Packaging, LLC shall discontinue the use of the "CorrFlex" stylized trademark.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                                  THE COMPANY

         The Company represents and warrants to Purchaser, as of the date hereof and subject to the disclosure in the schedules that corresponds to each such representation and warranty (whether directly or through the related definitions), as follows:

         3.1 AUTHORIZATION. This Agreement has been duly executed and delivered by the Company, the Excluded Subsidiaries and the Members and constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (ii) the remedies of specific performance and injunctive relief are subject to certain equitable defenses and to the discretion of the court before which any proceedings may be brought and (iii) rights to indemnification hereunder may be limited under applicable securities laws. The Company and the Excluded Subsidiaries have full limited

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 19
liability company power, capacity and authority to execute this Agreement and all other agreements and documents contemplated hereby.

         3.2 ORGANIZATIONAL, EXISTENCE AND GOOD STANDING OF THE COMPANY AND THE SUBSIDIARIES. The Company and each of the Subsidiaries is a limited liability company duly organized, validly existing and in good standing under the laws of the state of North Carolina with all limited liability company power and authority to own, lease and operate their properties and to carry on their business as now being conducted. The Company and each of the Subsidiaries is duly qualified or licensed as a foreign limited liability company and in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so duly qualified or licensed would not have a Material Adverse Effect. Set forth on
Schedule 3.2 is a list of the jurisdictions in which the Company and each of the Subsidiaries is qualified or licensed to do business as a foreign corporation. Set forth in Schedule 3.2 is a listing of all names of all predecessor companies for the past five (5) years of the Company and each of the Retained Subsidiaries, including the names of any entities from whom the Company or any of the Retained Subsidiaries previously acquired assets with a purchase price in excess of $5,000,000 (and in the event of any such acquisitions, a copy of the related purchase agreement has been delivered to the Purchaser). In addition, set forth on Schedule 3.2 is a complete list of all the names under which the Company or any of the Subsidiaries does or has done business since its formation. True, complete and correct copies of the Articles of Organization of the Company and each of the Subsidiaries certified by the Secretary of State of the State of North Carolina as of the date not more than twenty (20) days prior to the date of execution of this Agreement and of the operating agreement of the Company and each of the Retained Subsidiaries has been delivered to the Purchaser. The minute books of the Company and each of the Subsidiaries, as heretofore delivered to Purchaser, are true copies of the minute books for each of the Company and the Subsidiaries. The minute books of the Company and each of the Subsidiaries have been maintained in accordance with applicable Legal Requirements in all material respects.

         3.3 MEMBERSHIP INTEREST OF THE COMPANY.

         (a) The Membership Interests represents all of the membership interests or other equity ownership interest in the Company. All of the Membership Interests have been validly issued and are fully paid and are nonassessable. Except as set forth on Schedule 3.3, there are no outstanding conversion or exchange rights, subscriptions, options, warrants or other arrangements or commitments obligating the Company to issue any additional membership or equity interests in the Company or other securities or to purchase, redeem or otherwise acquire any membership or equity interests in the Company or other securities, or to make any distribution in respect thereof.

         (b) The Members own of record and beneficially and have good title to all of the Membership Interests, free and clear of any and all Liens other than standard state and federal securities law private offering legends and restrictions and the restrictions set forth in the Company's Operating Agreement.

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CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 20

         (c) The Company does not, and shall not at Closing or after Closing, have any obligations (i) to any holders of Class C Membership Interests, Class D Membership Interests, or Class E Membership Interests or (ii) under the Class C Agreement, Class D Agreement or Class E Agreement except for an obligation to the holders of the Class C Membership Interests which is included in Financial Debt and will be included in the Financial Debt Payoff at Closing.

         3.4 SUBSIDIARIES. Except for the Subsidiaries, the Company and the Subsidiaries do not presently own, of record or beneficially, or control directly or indirectly, any capital stock, securities convertible into capital stock or any other equity interest in any corporation, association or business entity, nor is the Company or any of the Subsidiaries, directly or indirectly, a participant in any joint venture, partnership or other non-corporate entity. The Company owns of record and beneficially and has good title to 100% of the membership interests or other equity ownership interests ("Subsidiary Membership Interests") in each of the Retained Subsidiaries free of any Liens other than standard state and federal securities law private offering legends and restrictions and the restrictions set forth in the applicable Operating Agreement. All of the Subsidiary Membership Interests have been validly issued and are fully paid and nonassessable. There are no outstanding conversion or exchange rights, subscriptions, options, warrants or other arrangements or commitments obligating any Subsidiary to issue any additional membership or equity interests in any Retained Subsidiaries or other securities or to purchase, redeem or otherwise acquire any membership or equity interests in any subsidiaries or other securities, or to make any distribution in respect thereof.

         3.5 FINANCIAL STATEMENTS. Attached as Schedule 3.5 are (i) the audited balance sheet of the Company and the Subsidiaries as of December 31, 2001, December 31, 2002 and December 31, 2003 and the related statements of income, Members' equity and cash flows (the Audited Financial Statements"), (ii) the Company's and the Retained Subsidiaries (but excluding the Excluded Subsidiaries) unaudited pro-forma statement of Working Capital and fixed assets as of December 31, 2003, and the related statement of operating income for the 12-month period then ended, and (iii) the Company and the Retained Subsidiaries (but excluding the Excluded Subsidiaries) unaudited pro-forma statement of Working Capital and fixed assets as of March 31, 2004 and the related statement of operating income for the 3-month period ended then ended (collectively items
(ii) and (iii), the "Pro-Forma Statements") and together with the Audited Statements, the "Financial Statements"). The Audited Statements present fairly, in all material respects, the financial position and results of operations of the Company as of the indicated dates and for the indicated periods in accordance with GAAP. The Pro-Forma Statements present fairly, in all material respects, the Working Capital and fixed assets and operating income of the Company and the Retained Subsidiaries as of the indicated dates and for the indicated periods, and except as set forth on Schedule 3.5 are in accordance with GAAP in all material respects.

         3.6 ACCOUNTS AND NOTES RECEIVABLE. Set forth on Schedule 3.6 is an accurate list of the accounts and notes receivable of the Company and the Retained Subsidiaries, as of March 31, 2004, and including receivables from and advances to employees and the Members (other than routine travel advances to be repaid or formally accounted for within sixty (60) days). Schedule 3.6 sets forth information showing the aging of all such accounts and notes receivable. Except to the extent reflected on Schedule 3.6, all such accounts and notes are legal, valid and

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 21
binding obligations of the obligors, collectible in the amount shown on Schedule
3.6 net of reserves reflected on the Audited Financial Statements.

         3.7 GOVERNMENTAL PERMITS. Except with respect to environmental permits or authorizations (which are covered exclusively in SECTION 3.11), the Company and the Retained Subsidiaries hold all licenses, franchises, permits and authorizations from Governmental Entities (including Real Property licenses and permits) which are required by applicable Legal Requirements and material to the operation of the business of the Company and the Retained Subsidiaries as currently conducted (the "Material Permits"). An accurate list is set forth on
Schedule 3.7 hereto of all such Material Permits. The Material Permits are valid, and neither the Company nor any Retained Subsidiary has received any written notice that any Governmental Entity intends to cancel, terminate or not renew any such Material Permit. Except as disclosed on Schedule 3.7, the Company and the Retained Subsidiaries have conducted and are conducting their business in compliance in all materials respects with the requirements, standards, criteria and conditions set forth in the Material Permits and are not in violation in any material respect of any of the foregoing. Except as specifically provided on Schedule 3.7, the Contemplated Transactions will not result in a default under or a breach or violation of any such Material Permits.

         3.8 TAX MATTERS.

         (a) The Company and the Subsidiaries have filed all income tax returns required to be filed by the Company and the Subsidiaries and all returns, reports and forms of other Taxes required to be filed by the Company and the Subsidiaries. The Company and the Subsidiaries have paid or provided for all Taxes shown to be due on such returns and all such returns are accurate and correct in all material respects. Except as set forth on Schedule 3.8, (i) no action or proceeding for the assessment or collection of any Taxes is pending against the Company and no notice of any claim for Taxes, whether pending or threatened, has been received; (ii) no deficiency, assessment or other formal claim for any Taxes has been asserted or made against the Company or any Retained Subsidiary that has not been fully paid or finally settled; and (iii) no issue has been formally raised by any taxing authority in connection with an audit or examination of any return of Taxes; (iv) no federal, state or foreign income tax returns of the Company or the Subsidiaries have been audited by any Governmental Entity, and (v) there are no outstanding agreements or waivers extending the applicable statutory periods of limitation for such Taxes for any period. All Taxes that the Company and the Subsidiaries have been required to collect or withhold have been duly withheld or collected and, to the extent required, have been paid to the proper taxing authority. No Taxes will be assessed on or after the Closing Date against the Company or any Subsidiary for any tax period ending on or prior to the Closing Date in excess of the amounts reserved therefor.

         (b) Neither the Company nor any of the Subsidiaries is a party to any Tax allocation or sharing agreement (other than the tax provisions of the Company's operating agreement.)

         (c) None of the assets of the Company or any of the Subsidiaries constitute tax-exempt bond financed property or tax-exempt use property, within the meaning of Section 168 of the Code. Neither the Company nor any of the Subsidiaries is a party to any "safe harbor lease"

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CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 22
that is subject to the provisions of Section 168(f)(8) of the Code as in effect prior to the Tax Reform Act of 1986, or to any "long-term contract" within the meaning of Section 460 of the Code.

         3.9 ASSETS AND PROPERTIES.

         (a) Real Property. Neither the Company nor any of the Retained Subsidiaries owns or holds any ownership interest in any real property other than as set forth in Schedule 3.9(a) (the "Real Property"). Except as set forth on such schedule, the Company or the Retained Subsidiaries have good and marketable title to all Real Property and none of the Real Property is subject to any Lien, except for Permitted Liens and Liens securing any of the Financial Debt which will be released upon payment of the Financial Debt at or prior to Closing as provided herein. All facilities on the Real Property are supplied with utilities and other similar services necessary for the current operation of such facilities.

         (b) Personal Property. Except as set forth on Schedule 3.9(b) and except for inventory, supplies and other personal property disposed of or consumed, and accounts receivable collected or written off, and cash utilized, all in the ordinary course of business consistent with past practice, the Company and the Retained Subsidiaries own all of their inventory, equipment and other tangible personal property reflected on the latest balance sheet included in the Audited Financial Statements, not disposed of in the ordinary course of business consistent with past business practice since such date or listed on
Schedule 3.9(b), free and clear of any Liens, except for Permitted Liens and Liens securing any of the Financial Debt which will be released upon payment of the Financial Debt at or prior to Closing as provided herein.

         (c) Condition of Properties. Except as set forth on Schedule 3.9(c), the buildings, structures and material improvements located on the Real Property ("Improvements"), the tangible personal property owned or leased by the Company and the Retained Subsidiaries and used in the operation of the business as currently conducted and, to the Knowledge of the Company, the premises that are the subject of the Real Property Leases (as defined in SECTION 3.10), are in good operating condition and repair, ordinary wear and tear excepted; and the Company does not have any Knowledge of any condition not disclosed herein of any such Improvements or premises that would materially affect the use or operation of such Improvements or premises in the ordinary course of its existing business or materially affect the fair market value of the Real Property.

         (d) Compliance. The current ownership, operation, use and occupancy of the Real Property and the Improvements, the current use and occupancy of the leasehold estates that are the subject of the Real Property Leases does not violate any applicable zoning, building, health, flood control or fire law, ordinance, order or regulation or any restrictive covenant. Except with respect to Environmental Requirements (which are covered exclusively in SECTION 3.11), there are no current material violations of any applicable Legal Requirement affecting any portion of the Real Property or such leasehold estates, and no written notice of any such violation has been issued by any Governmental Entity, with respect to the Real Property, or to the Knowledge of the Company, with respect to such leasehold estates. The assets owned, leased or licensed by the Company and the Retained Subsidiaries are adequate for Purchaser to continue to operate the

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 23
business of such entities immediately after the Closing as currently conducted and consistent with past practices.

         3.10 REAL PROPERTY LEASES; OPTIONS. Schedule 3.10 sets forth a list of
(i) all leases and subleases under which the Company or any of the Retained Subsidiaries is lessor or lessee or sublessor or sublessee of any real property, together with all amendments, supplements, nondisturbance agreements, brokerage and commission agreements and other agreements pertaining thereto and binding upon the Company or any of the Retained Subsidiaries ("Real Property Leases");
(ii) all material options held by the Company or any of the Retained Subsidiaries or contractual obligations on the part of the Company or any of the Retained Subsidiaries to purchase or acquire any interest in real property; and
(iii) all options granted by the Company or any of the Retained Subsidiaries or contractual obligations on the part of the Company or any of the Retained Subsidiaries to sell or dispose of any interest in real property. Copies of all Real Property Leases and such options and contractual obligations have been delivered to Purchaser. Neither the Company nor any of the Retained Subsidiaries has assigned any Real Property Leases or any such options or obligations, except for purposes of securing any of the Financial Debt which will be released upon payment of the Financial Debt as provided herein. To the Knowledge of the Company, there are no disputes, oral agreements or forbearance programs in effect as to any Real Property Lease; all facilities leased under the Real Property Leases (including alterations constructed by the Company or any of the Retained Subsidiaries) have received all approvals of Governmental Entities (including licenses and permits) required in connection with the operation thereof; and all facilities leased under the Real Property Leases are supplied with utilities and other similar services necessary for the operation of said facilities. There are no Liens on the interest of the Company and the Retained Subsidiaries in the Real Property Leases, except for Permitted Liens and except for Liens securing any of the Financial Debt which will be released upon payment of the Financial Debt at or prior to Closing as provided herein. The Real Property Leases and options and contractual obligations listed on Schedule 3.10 are in full force and effect and constitute binding obligations of the Company, the Retained Subsidiaries and, to the Knowledge of the Company, the other parties thereto, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, and (x) there are no defaults thereunder by the Company, the Retained Subsidiaries and, to the Knowledge of the Company, the other parties thereto and (y) no event has occurred that with notice, lapse of time or both would constitute a default by the Company or any of the Retained Subsidiaries or, to the Knowledge of the Company by any other party thereto.


         3.11 ENVIRONMENTAL LAWS AND REGULATIONS. Except as disclosed in
Schedule 3.11, (i) during the occupancy and operation of the Subject Property by the Company or any of the Subsidiaries and, to the Knowledge of the Company, prior to its occupancy and operation, the operations of the Subject Property, and any use, storage, treatment, disposal or transportation of Hazardous Substances that has occurred in, on, to, from or under the Subject Property prior to the date of this Agreement have been in compliance in all material respects with all applicable Environmental Requirements; (ii) during the occupancy and operation of the Subject Property by the Company or the Subsidiaries and, to the Knowledge of the Company, prior to its occupancy or operation, no material release, leak, discharge, spill, disposal or emission of Hazardous Substances has occurred in, on, to, from or under the Subject Property in a quantity or manner

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 24

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that currently violates Environmental Requirements; (iii) there is no pending
Proceeding or, to the Knowledge of the Company, threatened Proceeding or investigation concerning the Subject Property or the Company or any of the Subsidiaries involving Hazardous Substances or Environmental Requirements; (iv) there are no asbestos-containing materials or above-ground or underground storage tank systems located at the Subject Property, except in compliance in all material respects with applicable Environmental Requirements and all such storage tank systems are disclosed on Schedule 3.11; (v) neither the Company nor any of the Retained Subsidiaries has ever owned, operated, or leased any real property other than the Subject Property; and (vi) the Company's and Retained Subsidiaries' transportation to or disposal at any off-site location of any Hazardous Substances from property now or formerly owned, operated or leased by the Company or any of the Retained Subsidiaries at the time of the Company's or any of the Retained Subsidiaries' ownership, operation or lease thereof was conducted in material compliance with applicable Environmental Requirements; and
(vii) to the Knowledge of the Company, there are no facts, conditions or circumstances that could reasonably be expected to form the basis for a material claim against the Company or any of the Retained Subsidiaries or the Purchaser relating to the Company's or any of the Subsidiaries' compliance or failure to comply with any Environmental Requirements. This Section 3.11 is the sole and exclusive warranty of the Company with regard to Environmental Requirements.


         3.12 CONTRACTS.

         (a) Set forth on Schedule 3.12(a) is a list of all Contracts as of the date hereof, (except Real Property Leases, which are listed on Schedule 3.10), (whether oral (summaries only) or written) to which the Company or any of the Retained Subsidiaries is a party and that relate to (i) the sale, lease or other disposition by the Company or any of the Retained Subsidiaries of all or any substantial part of its business or assets or the purchase by the Company or any of the Retained Subsidiaries of a substantial amount of assets with a purchase price in excess of $50,000 (in each event other than in the ordinary course of business), (ii) the employment of any person other than personnel employed at the pleasure of the Company or any of the Retained Subsidiaries; (iii) collective bargaining with, or any representation of any employees by, any labor union or association; (iv) the acquisition of services, supplies, equipment or other personal property in each case in which payments are due after the date of this Agreement involving more than $50,000 and that is not terminable by the Company or the Retained Subsidiaries upon not more than thirty (30) days' notice without obligation on the part of the Company or any of the Retained Subsidiaries; (v) noncompetition or nondisclosure (other than, with respect to nondisclosure, Contracts that are not primarily intended to facilitate the exchange of confidential information but also include confidentiality or nondisclosure provisions); (vi) the purchase or sale of real property or any interest therein; (vii) distribution, agency or construction; (viii) (A) lease of personal property as lessor or sublessor or (B) lease of personal property as lessee or sublessee in each case in which payments are due after the date of this Agreement involving more than $50,000 and that is not terminable by the Company or the Retained Subsidiaries upon not more than thirty (30) days' notice without obligation on the part of the Company or any of the Retained Subsidiaries; (ix) lending or advancing of funds other than the extension of credit to trade purchasers in the ordinary course of the Company's or any of the Retained Subsidiaries' business consistent with past business practice; (x) borrowing of funds or receipt of credit other than by the Company or any of the Retained Subsidiaries in the ordinary

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 25

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course of business consistent with past business practice and except for trade payables in amounts and on terms consistent with past business practice; (xi) incurring of any obligation or liability except for transactions engaged in by the Company or any of the Retained Subsidiaries in the ordinary course of business consistent with past business practice; (xii) the sale of personal property (other than sales of inventory in the ordinary course of business consistent with past business practice) or services in each case in which payments are due after the date of this Agreement that exceed $50,000 and (xiii) any matter or transaction not in the ordinary course of the business of the Company and of the Retained Subsidiaries and, in each case, imposes a material obligation on the Company or provides a material benefit to the Company. The Company and the Retained Subsidiaries have delivered to Purchaser copies of all of the written Contracts listed on Schedule 3.12(a).

         (b) Except as set forth on Schedule 3.12(b), each Contract is in full force and effect on the date hereof, neither the Company nor any of the Retained Subsidiaries is in default under any Contract, neither the Company nor any of the Retained Subsidiaries has given or received notice of any default under any Contract, and to the Knowledge of the Company, no other party to any Contract is in default thereunder.

         3.13 UNDISCLOSED LIABILITIES. Except as disclosed on Schedule 3.13 and excluding liabilities that fall within the subject matter covered by the other sections of this Article III, neither the Company nor any of the Retained Subsidiaries has any Liability in an amount in excess of $50,000 except for (a) Liabilities set forth on the face of the most recent Audited Financial Statement or Pro Forma Statement; (b) Liabilities which have arisen after the most recent Audited Financial Statement in the ordinary course of business, none of which relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of any applicable Legal Requirement (except to the extent reserved for in the most recent Audited Financial Statement); or (c) Liabilities that arise from or relate to the performance of obligations under any Contract, but not the breach thereof.

         3.14 NO VIOLATIONS. Except with respect to Environmental Requirements which are covered exclusively in Section 3.11, the execution, delivery and performance of this Agreement and the other agreements and documents contemplated hereby by the Company, any of the Retained Subsidiaries and the Members and the consummation of the transactions contemplated hereby by such parties will not (i) violate any provision of any Organization Document, (ii) violate in any material respect any statute, rule, regulation, order or decree of any public body or authority by which the Company, any of the Retained Subsidiaries or the Members or its or their respective properties or assets are bound, or (iii) result in a violation or breach of, or constitute a default under, or result in the creation of any encumbrance upon, or create any rights of termination, cancellation or acceleration in any person with respect to any Contract or any Material Permit, except as set forth on Schedule 3.7 or Schedule 3.15.

         3.15 CONSENTS. Except as set forth on Schedule 3.15, no consent, approval, notice to, registration or filing with, authorization or order, of any Governmental Entity or under any Contract or Material Permit is required as a result of or in connection with the execution or delivery, by the Company, the Retained Subsidiaries or the Members, of this Agreement and the other agreements and documents to be executed by the Company, the Retained Subsidiaries and

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 26

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the Members in connection herewith or the consummation by the Company, the
Retained Subsidiaries and the Members of the transactions contemplated hereby.

         3.16 LITIGATION AND RELATED MATTERS. Except with respect to Environmental Requirements which are covered exclusively in Section 3.11, set forth on Schedule 3.16 is a list of all Proceedings pending against the Company or any of the Retained Subsidiaries or, to the Knowledge of the Company, Proceedings threatened or investigations or grievances pending against the Company or any of the Retained Subsidiaries, the business or any property or rights of the Company or any of the Retained Subsidiaries, at law or in equity, before or by any arbitration board or panel or Governmental Entity. None of the Proceedings, investigations or grievances listed on Schedule 3.16 either (i) has had, or, if adversely determined, would be likely to have, a Material Adverse Effect or (ii) has adversely affected in any material respect or, if adversely determined, would be likely to adversely affect in any material respect, the right or ability of the Company and the Retained Subsidiaries to carry on its business substantially as now conducted. Neither the Company nor any of the Retained Subsidiaries is subject to any continuing court or Governmental Entity order, writ, injunction or decree applicable specifically to its business, operations or assets or their employees, nor in default with respect to any order, writ, injunction or decree of any court or Governmental Entity with respect to their assets, business or operations.

         3.17 COMPLIANCE WITH LAWS. Except with respect to Environmental Requirements (which are covered exclusively in SECTION 3.11), the Company and the Retained Subsidiaries are in compliance in all material respects with all applicable Legal Requirements.

         3.18 INTELLECTUAL PROPERTY RIGHTS. Schedule 3.18 lists the registered domestic and foreign trade names, trademarks, service marks, trademark applications, service mark applications, patents, patent applications, patent licenses, copyrights and copyright applications owned by the Company and the Retained Subsidiaries (collectively, the "Intellectual Property"). Unless otherwise indicated on Schedule 3.18, the Company and the Retained Subsidiaries have the right to use and license the Intellectual Property, and the consummation of the transactions contemplated hereby will not result in the loss or material impairment of any rights of the Company and the Retained Subsidiaries in the Intellectual Property. Each item constituting part of the Intellectual Property has been, to the extent indicated on Schedule 3.18, registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office or such other government entity, domestic or foreign, as is indicated on Schedule 3.18; all such registrations, filings and issuances remain in full force and effect; and all fees and other charges with respect thereto are current. Except as stated on Schedule 3.18, there are no pending proceedings or adverse claims made or, to the Knowledge of the Company, threatened against the Company or any of the Retained Subsidiaries with respect to the Intellectual Property; there has been no litigation commenced or threatened in writing within the past five (5) years with respect to the Intellectual Property or the rights of the Company and the Retained Subsidiaries therein; and, to the Knowledge of the Company, (i) the Intellectual Property or the use thereof by the Company and the Retained Subsidiaries does not conflict with any trade names, trademarks, service marks, trademark or service mark registrations or applications, patents, patent applications, patent licenses or copyright registrations or applications of others ("Third Party Intellectual Property"), and (ii) such Third Party Intellectual Property or its use by others or any

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other conduct of a third party does not conflict with or infringe upon the
Intellectual Property or its use by the Company or any of the Retained Subsidiaries. Schedule 3.18 separately lists all of the computer software, other than off-the-shelf software or other software generally available from retail vendors, that the Company uses in, and is material to, its business and identifies each contract pursuant to which the Company has licensed such software from any other Person.

         3.19 EMPLOYEE BENEFIT PLANS.

         (a) Each employee benefit, stock or compensation plan, including without limitation employee benefit plans within the meaning of Section 3(3) of ERISA, maintained or contributed to by the Company or any of its Group Members (collectively, the "Plans") is listed on Schedule 3.19, is in substantial compliance with applicable law and has been administered and operated in all material respects in accordance with its terms. Each Plan that is intended to be "qualified" within the meaning of Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (the "IRS") and no event has occurred and no condition exists that could be expected to result in the revocation of any such determination. For purposes of this Agreement, the term "Plan" shall include each bonus, incentive or deferred compensation, severance, termination, retention, change of control, stock option, stock appreciation, stock purchase, SERP, phantom stock or equity-based, performance or other employee or retiree benefit or compensation plan, welfare benefit program, arrangement, agreement, policy or understanding, whether written or unwritten.


         (b) No Plan is subject to Title IV of ERISA, and neither the Company nor any Group Member has made any contributions to or participated in any "multiple employer plan" (within the meaning of the Code or ERISA) or "multi-employer plan" (as defined in Section 4001(a)(3) of ERISA). Full payment has been made of all amounts that the Company or any Group Member was required under the terms of the Plans to have paid as contributions to such Plans on or prior to the date hereof (excluding any amounts not yet due) and all amounts properly accrued to date as liabilities of the Company and the Group Members that have not been paid have been properly recorded on the Financial Statements, and no Plan that is subject to Part 3 of Subtitle B of Title 1 of ERISA has incurred any "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived. Neither the Company, any Group Member nor, to the Knowledge of the Company, any other "disqualified person" or "party in interest" (within the meaning of Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively) has engaged in any transactions in connection with any Plan that could be expected to result in the imposition of a material penalty pursuant to Section 502(i) of ERISA, damages pursuant to Section 409 of ERISA or a tax pursuant to Section 4975(a) of the Code. No material claim, action, proceeding, or litigation has been made, commenced or, to the Knowledge of the Company, threatened with respect to any Plan (other than for benefits payable in the ordinary course and PBGC insurance premiums). No Plan or related trust owns any securities in violation of Section 407 of ERISA. Neither the Company nor any Group Member has incurred any liability or taken any action, or has any knowledge of any action or event, that could cause it to incur any liability (i) under Section 412 of the Code or Title IV of ERISA with respect to any "single employer plan" (within the meaning of Section 4001(a)(15) of ERISA), (ii) on account of a partial or complete withdrawal (within the meaning of Section 4205 and 4203 of ERISA, respectively) with respect to any "multi-employer plan" (within the meaning of

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PURCHASE AGREEMENT                                                       PAGE 28

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Section 3(37) of ERISA), (iii) on account of unpaid contributions to any such multi-employer plan, or (iv) to provide health benefits or other non-pension benefits to retired or former employees, except as specifically required by
Section 4980B(f) of the Code.

         (c) Except as set forth on Schedule 3.19, neither the execution and delivery of this Agreement by the Company or the Retained Subsidiaries nor the consummation of the transactions contemplated hereby will (i) entitle any current or former employee of the Company or any Subsidiary to severance pay, unemployment compensation or any similar payment, (ii) accelerate the time of payment or vesting, or increase the amount of, any compensation due to any such employee or former employee, or (iii) directly or indirectly result in any payment made or to be made to or on behalf of any person to constitute a "parachute payment" (within the meaning of Section 280G of the Code). For purposes of this Agreement, "Group Member" shall mean each corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)), a group of trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)) or an affiliated service group (as defined in Code Section 414(m)) which includes the Company, and any other entity required to be aggregated with the Company pursuant to regulations prescribed under Code Section 414(o).

         (d) With respect to each Plan, the Company has delivered to Purchaser a true and complete copy of such plan document, including any amendments and a copy of any related trust agreement or insurance contract, all determination letters issued by the Internal Revenue Service for such Plan, the most recent summary plan description, together with any summaries of material modifications, the most recently filed Form 5500, as applicable, and other material related documents.

         3.20 EMPLOYEES; EMPLOYEE RELATIONS.

         (a) Schedule 3.20 sets forth as of the dates set forth on such schedule
(i) the name and current annual salary (or rate of pay) and other compensation (including, without limitation, normal bonus, profit-sharing and other compensation) now payable by the Company or any of the Retained Subsidiaries to each employee (which for all purposes shall include employees leased by the Company or any Retained Subsidiaries from a third party) and all incentive or bonus payments paid to all such employees by the Company or the Retained Subsidiaries for each of 2002 and 2003 along with any such bonus or incentive payments accrued in 2004 to the date hereof, (ii) any increase to become effective after the date of this Agreement in the total compensation or rate of total compensation payable by the Company or any of the Retained Subsidiaries to each such person, (iii) any increase to become payable after the date of this Agreement by the Company or any of the Retained Subsidiaries to employees other than those specified in clause (i) of this SECTION 3.20(a), (iv) all presently outstanding loans and advances (other than routine travel advances to be repaid or formally accounted for within sixty (60) days) made by the Company or any of the Retained Subsidiaries to, or made to the Company or any of the Retained Subsidiaries by, any director, officer or employee, (v) all accrued but unpaid vacation pay owing to any officer or employee that is not disclosed on the Financial Statements, and (vi) any relative of any of the Members (whether by blood, marriage or adoption) employed by the Company or any of the Retained Subsidiaries and the position and salary and other compensation payable thereto.

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         (b) Except as disclosed on Schedule 3.20, neither the Company nor any of the Retained Subsidiaries is a party to, or bound by, the terms of any collective bargaining agreement, and neither the Company nor any of the Retained Subsidiaries has experienced any material labor difficulties during the last five (5) years and, during the last five (5) years, none of the employees of the Company or any of the Retained Subsidiaries has been represented by any labor union or other employee collective bargaining organization, was a party to, or bound by, any labor or other collective bargaining agreement or has been subject to or involved in or, to the Knowledge of the Company, threatened with, any union elections, petitions or other organizational or recruiting activities. Except as set forth on Schedule 3.20, there are no labor disputes existing, or to the Knowledge of the Company, threatened involving, by way of example, strikes, work stoppages, slowdowns, picketing, or any other interference with work or production, or any other concerted action by employees. No charges or proceedings before the National Labor Relations Board, or similar agency, exist, or to the Knowledge of the Company, are threatened.

         (c) The Company believes that the relationships enjoyed by the Company and the Retained Subsidiaries with their employees in general are good and the Company does not have any Knowledge that any Key Employee does not plan, at this time, to continue in the employ thereof following the Closing on a basis similar to that existing on the date of this Agreement. Except as disclosed on Schedule 3.20, neither the Company nor any of the Retained Subsidiaries is a party to any employment contract with any individual or employee, either express or implied. No legal proceedings, charges, complaints or similar actions are pending or, to the Knowledge of the Company, are threatened under any federal, state or local laws affecting the employment relationship including, but not limited to: (i) anti-discrimination statutes such as Title VII of the Civil Rights Act of 1964, as amended (or similar state or local laws prohibiting discrimination because of race, sex, religion, national origin, age and the like); (ii) the Fair Labor Standards Act or other federal, state or local laws regulating hours of work, wages, overtime and other working conditions; (iii) requirements imposed by federal, state or local governmental contracts; (iv) state laws with respect to tortious employment conduct, such as slander, harassment, false light, invasion of privacy, negligent hiring or retention, intentional infliction of emotional distress, assault and battery, or loss of consortium; or (v) the Occupational Safety and Health Act, as amended, as well as any similar state laws, or other regulations respecting safety in the workplace; and to the Knowledge of the Company, no proceedings, charges, or complaints are threatened under any such laws or regulations and no facts or circumstances exist that would give rise to any such proceedings, charges, complaints, or claims, whether valid or not. Neither the Company nor any of the Retained Subsidiaries is subject to any settlement or consent decree with any present or former employee, employee representative or any Governmental Entity relating to claims of discrimination or other claims in respect to employment practices and policies; and no government or Governmental Entity has issued a judgment, order, decree or finding with respect to the labor and employment practices (including practices relating to discrimination) of the Company or any of the Retained Subsidiaries. The Company has received properly executed releases from each employee terminated as a part of workforce reduction program in January of 2004 in the form of release provided to the Purchaser.

         (d) The Company and the Retained Subsidiaries are in compliance in all material respects with the provisions of the Americans with Disabilities Act.

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PURCHASE AGREEMENT                                                       PAGE 30

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         3.21 INSURANCE. Schedule 3.21 contains an accurate list of the policies and contracts (including insurer, named insured, and type of coverage) for fire, casualty, liability and other forms of insurance maintained by, or for the benefit of, the Company or any of the Retained Subsidiaries. All such policies are in full force and effect and shall remain in full force and effect through the Closing Date. Neither the Company, any of the Retained Subsidiaries nor the Members has received any notice of cancellation or non-renewal or of significant premium increases with respect to any such policy. Except as disclosed on
Schedule 3.21, no pending claims made by or on behalf of the Company or any of the Retained Subsidiaries under such policies have been denied or are being defended against third parties under a reservation of rights by an insurer thereof. All premiums due prior to the date hereof for periods prior to the date hereof with respect to such policies have been timely paid.

         3.22 INTERESTS IN CUSTOMERS, SUPPLIERS, ETC. Except as set forth on
Schedule 3.22, no Member, officer, director or affiliate of the Company possesses, directly or indirectly, any financial interest in, or is a director, officer, employee or affiliate of, any corporation, firm, association or business organization that is a client, supplier, customer, lessor, lessee or competitor of the Company or any of the Retained Subsidiaries. Ownership of securities of a corporation whose securities are registered under the Securities Exchange Act of 1934 not in excess of five percent (5%) of any class of such securities shall not be deemed to be a financial interest for purposes of this
SECTION 3.22.

         3.23 BUSINESS RELATIONS. Schedule 3.23 contains an accurate list of (a) all customers representing one percent (1%) or more of the combined sales of the Company and the Retained Subsidiaries during the twelve (12) months ended December 31, 2003 and (b) all suppliers representing one percent (1%) or more of the combined operating expenses of the Company and the Retained Subsidiaries for the twelve (12) months ended December 31, 2003. Except as set forth on Schedule 3.23, to the Knowledge of the Company as of the date hereof, no customer or supplier of the Company or any of the Subsidiaries has indicated that it plans to terminate its commercial relationship with the Company or any of its Subsidiaries, which termination would have a Material Adverse Effect.

         3.24 OFFICERS AND MANAGERS. Set forth on Schedule 3.24 is a list of the current officers and managers of the Company and each of the Retained Subsidiaries.

         3.25 BANK ACCOUNTS AND POWERS OF ATTORNEY. Schedule 3.25 sets forth each bank, savings institution and other financial institution with which the Company or any of the Retained Subsidiaries has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto. Each person holding a power of attorney or similar grant of authority on behalf of the Company or any of the Retained Subsidiaries is identified on
Schedule 3.25. Except as disclosed on such Schedule, neither the Company nor any of the Retained Subsidiaries has given any revocable or irrevocable powers of attorney to any person, firm, corporation or organization relating to its business for any purpose whatsoever.

         3.26 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth on
Schedule 3.26 or as otherwise contemplated by this Agreement, since December 31, 2003, there has not been (a) any material damage, destruction or casualty loss to the physical properties of the Company

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 31

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or any of the Retained Subsidiaries or to the physical properties of any third parties that are located on the Company's or any of the Retained Subsidiaries' premises or within the Company's or any of the Subsidiaries' control (whether or not covered by insurance), (b) a Material Adverse Effect, (c) any entry into any Contract material to the Company or any of the Retained Subsidiaries, except transactions, commitments or agreements in the ordinary course of business consistent with past practice, (d) any declaration, setting aside or payment of any distribution in cash, stock or property with respect to the membership or other equity interest of the Company, any repurchase, redemption or other acquisition by the Company of any membership interest, equity interest or other securities, or any agreement, arrangement or commitment by the Company to do so except as allowed under this Agreement, (e) any increase that is material in the compensation payable or to become payable by the Company or any of the Retained Subsidiaries to their managers, officers, employees or agents or any increase in the rate or terms of any bonus, pension or other employee benefit plan, payment or arrangement made to, for or with any such managers, officers, employees or agents, (f) any sale, transfer or other disposition of, or the creation of any Lien upon, any material part of the Assets, except for sales of inventory and use of supplies and collections of accounts receivables in the ordinary course of business consistent with past practice, or any cancellation or forgiveness of any material debts or claims by the Company or any of the Retained Subsidiaries,
(g) any material change in the relations of the Company or any of the Retained Subsidiaries with or material loss of its customers or suppliers, or any material loss of business or material increase in the cost of inventory items or material change in the terms offered to customers, or (h) any capital expenditure (including any capital leases) or commitment therefor by the Company or any of the Retained Subsidiaries except in the ordinary course of business consistent with past practice.

         3.27 VALIDITY OF AGREEMENT. This Agreement has been duly executed and delivered and is the legal, valid and binding obligations of the Company, the Retained Subsidiaries and each Member in accordance with its terms, except as enforceability may be limited by applicable equitable principles, or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally..

         3.28 ABSENCE OF CLAIMS AGAINST THE COMPANY. Neither the Members nor any Excluded Subsidiary has any claims against the Company or any Retained Subsidiary.

         3.29 NO OTHER REPRESENTATIONS OR WARRANTIES. Except as expressly set forth in this Article III, neither the Company, the Subsidiaries nor the Members, makes, and no party shall be entitled to rely upon, any representation or warranty as to any fact or matter about the Company, the Subsidiaries and the Members; provided, however, that the foregoing shall not be deemed to negate the express representations and warranties made by a party in an independent agreement with respect to such agreement (e.g. the Noncompetition Agreements).

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PURCHASE AGREEMENT                                                       PAGE 32

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                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to the Company and the Members as follows:

         4.1 ORGANIZATION AND STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina. Purchaser has the full corporate power and authority to carry on its business in the places and as it is now being conducted and to own and lease the properties and assets which it now owns or leases.

         4.2 CORPORATE POWER AND AUTHORITY. Purchaser has the corporate power, capacity and authority to execute and deliver this Agreement, to perform hereunder, and to consummate the transactions contemplated hereby. The execution, delivery and performance by Purchaser of this Agreement and each and every agreement, document and instrument provided for herein has been duly authorized and approved by its Board of Directors. This Agreement, and each and every other agreement, document and instrument to be executed, delivered and performed by Purchaser in connection herewith, constitutes or will, when executed and delivered, constitute the valid and legally binding obligation of Purchaser enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles, or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

         4.3 AGREEMENT DOES NOT VIOLATE OTHER INSTRUMENTS; CONSENTS. The execution and delivery of this Agreement and each and every agreement, document and instrument to be executed and delivered in connection herewith by Purchaser does not, and the consummation of the transactions contemplated hereby will not, violate any provisions of the Articles of Incorporation, as amended, or Bylaws, as amended, of Purchaser or violate or constitute an occurrence of default under any provision of, or conflict with, result in acceleration of any obligation under, or give rise to a right by any party to terminate its obligations under, any mortgage, deed of trust, conveyance to secure debt, note, loan, lien, lease, agreement, instrument, or any order, judgment, decree or other arrangement to which Purchaser is a party or is bound or by which its assets are affected which violation, default, conflict, acceleration or termination, either singularly or in the aggregate, would have a material adverse effect on the ability of Purchaser to perform under this Agreement. Except for approval under the HSR Act, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Purchaser in connection with the execution and delivery by Purchaser of this Agreement or any of the agreements, certificates or other documents delivered or to be delivered on or after the date hereof and at or prior to Closing in connection with the transactions contemplated hereby to which Purchaser is or will be a party or the consummation of the transactions contemplated hereby.

         4.4 NO DEFAULT. No event of default or default, or event which with the giving of notice, lapse of time, or both, would constitute a default or an event of default under any loan agreement, note, deed of trust, mortgage, lease, instrument or other similar agreement, to which Purchaser is a party of by which it or its properties are bound, exists, the effect of which would

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 33

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be to materially interfere with or prevent the consummation of the transactions contemplated hereby.

         4.5 CONSENTS. Except as set forth on Schedule 4.5, no consent, approval, notice to, registration or filing with, authorization or order, of any governmental authority or under any Contract or other agreement or commitment to which the Purchaser is a party or by which its assets are bound is required as a result of or in connection with the execution or delivery of this Agreement and the other agreements and documents to be executed by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby.

         4.6 FINANCING. Purchaser has, and on the Closing Date will have, sufficient funds unconditionally available to it (without the need to obtain any additional bank or third party financing) to pay the Purchase Price to the Members and to consummate the transactions contemplated hereby.

                                   ARTICLE V

            CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER TO CLOSE

         The obligations of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions.

         5.1 COVENANTS OF THE COMPANY AND THE MEMBERS. The Company and the Members shall have duly performed in all material respects all of the covenants, acts and undertakings to be performed by them on or prior to the Closing Date and an authorized officer of the Company and the Members' Representative shall have delivered to Purchaser a certificate dated as of the Closing Date certifying to the fulfillment of this condition.

         5.2 NO INJUNCTION, ETC. No Proceeding or investigation shall have been instituted, before any Governmental Entity to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the Contemplated Transactions.

         5.3 OPINION OF COUNSEL. An opinion of Robinson Bradshaw and Hinson, counsel for the Company and the Subsidiaries shall have been delivered to Purchaser dated as of the Closing Date, substantially in form and substance of the opinion attached hereto as Exhibit 5.3.

         5.4 HSR ACT. Early termination of or expiration of the waiting period under the HSR Act shall have occurred on or prior to the Closing Date.

         5.5 DOCUMENTS TO BE DELIVERED. The Company and the Members shall have obtained for delivery at Closing the documents set forth in SECTION 7.2.

         5.6 CONSENTS. The Members shall deliver all the Consents listed on
Schedule 5.6 in form and substance reasonably satisfactory to the Purchaser, or deliver the notices, if applicable set forth on Schedule 5.6.

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PURCHASE AGREEMENT                                                       PAGE 34

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         5.7 NO MATERIAL ADVERSE EFFECT. Between the date of this Agreement and the Closing Date there shall not have been any Material Adverse Effect.

                                   ARTICLE VI

                   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
                              THE MEMBERS TO CLOSE

         The obligations of Members to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions.

         6.1 COVENANTS OF PURCHASER. Purchaser shall have duly performed in all material respects all of the covenants, acts and undertakings to be performed by it on or prior to the Closing Date, and a duly authorized officer of Purchaser shall deliver to the Members' Representative certificates dated as of the Closing Date certifying to the fulfillment of this condition.

         6.2 NO INJUNCTION, ETC. No Proceeding or investigation shall have been instituted, before any Governmental Entity to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the Contemplated Transactions.

         6.3 OPINION OF COUNSEL FOR PURCHASER. An opinion of Haynsworth Sinkler Boyd, P.A., counsel for Purchaser shall have been delivered to Members' Representative dated as of the Closing Date, substantially in form and substance of the opinion attached hereto as Exhibit 6.3.

         6.4 REPRESENTATIONS TRUE AT CLOSING. The representations and warranties made by Purchaser in this Agreement, the Schedules and the Exhibits hereto shall be true and correct on the Closing Date with the same force and effect as though such representation and warranty had been made on and as of such time (except for representations and warranties specifically made as of a certain date, changes expressly contemplated by this Agreement or otherwise previously disclosed to, and agree to by, the Company in writing) other than such representations and warranties that in the aggregate are not or would not be reasonably expected to be materially adverse to the interest of the Company or the Members or in connection with the Contemplated Transactions;

         6.5 DOCUMENT DELIVERY. Purchaser shall have obtained for delivery at Closing the documents set forth in SECTION 7.3.

         6.6 HSR ACT. Early termination of or expiration of the waiting period under the HSR Act shall have occurred on or prior to the Closing Date.

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 35

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                                  ARTICLE VII

                                     CLOSING

         7.1 TIME AND PLACE OF CLOSING. The Closing shall be held at the offices of Haynsworth Sinkler & Boyd, P.A., 1201 Main Street, Suite 2200, Columbia, South Carolina commencing at 10:00 a.m., Eastern Time, on a date to be agreed that is no more than five business days following the later of (i) the expiration or early termination of the applicable waiting period under the HSR Act or (ii) the fulfillment, or waiver by the applicable party, of all of the conditions of ARTICLES V and VI (the "Closing Date") unless another place or date is agreed to in writing by the Company, the Members' Representative and Purchaser.

         7.2 THE COMPANY'S AND THE MEMBERS' PERFORMANCE AT CLOSING. At the Closing, the Company and the Members shall deliver to Purchaser, where appropriate, the following:

                  7.2.1 the Certificates representing the Membership Interests and the Assignments of the Membership Interests in the form of Exhibit 7.2.1;

                  7.2.2 releases in form and substance reasonably satisfactory to the Purchaser effective as of the Closing from each of the (i) Members; (ii) managers, officers of the Company and each Retained Subsidiaries (as listed on Schedule 3.24) including a resignation for each such officer and manager, and
(iii) participants in the Incentive Bonus Plan which releases the Company from any liability under the Incentive Bonus Plan;

                  7.2.3 resignations from employment by L. Kerry Vickar, Bryan L. Smith and Whitcomb Honeycutt without severance or other payments;

                  7.2.4 noncompetition agreements executed by each of the Members (other than Allied Capital Corporation) that own 1% or more of the Membership Interests (the "Noncompetition Agreements");

                  7.2.5 certificates of compliance or certificates of good standing of the Company and each of the Retained Subsidiaries, as of the most recent practicable date, from the appropriate governmental authority of the state of North Carolina;

                  7.2.6 certificates of incumbency of the officers of Company and the Excluded Subsidiaries who are executing this Agreement and the other documents contemplated hereunder;

                  7.2.7 certified copies of resolutions of the managing board of the Company and the Excluded Subsidiaries approving the Contemplated Transactions;

                  7.2.8 opinion of counsel described in SECTION 5.3;

                  7.2.9 the Transition Services Agreement executed by the Excluded Subsidiaries;

                  7.2.10 certificate described in SECTION 5.1; and

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 36

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                  7.2.11 the Escrow Agreement.

         7.3 PERFORMANCE BY PURCHASER AT CLOSING. At the Closing, Purchaser shall deliver to the Members' Representative the following:

                  7.3.1 cash payable to the Members as set out in SECTION 2.1;

                  7.3.2 Noncompetition Agreements signed by Purchaser;

                  7.3.3 opinion of counsel described in SECTION 6.3;

                  7.3.4 certificates of incumbency of the officers of Purchaser who are executing this Agreement and the other documents contemplated hereunder;

                  7.3.5 certified copies of resolutions of the Board of Directors of Purchaser approving the Contemplated Transactions;

                  7.3.6 the Transition Services Agreement executed by the Company;

                  7.3.7 certificate described in SECTION 6.1; and

                  7.3.8 the Escrow Agreement.

                                  ARTICLE VIII

                            INDEMNIFICATION; REMEDIES

         8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, covenants and agreements set forth in this Agreement by Purchaser, Company and the Members are material and have been relied on by the other party hereto. All representations, warranties, covenants and agreements set forth in this Agreement and the remedies of Purchaser and the Company and the Members with respect thereto, shall survive the Closing Date and shall not merge in the performance of any obligation by any party hereto; provided, however, (a) that any claim for indemnification relating to the breach by Purchaser of any of its covenants, representations and warranties contained in this Agreement may be made by the Members only if the Members shall notify Purchaser on or before the expiration of thirty-six months after the Closing Date and (b) that any claim for indemnification relating to the breach by the Company or the Members of any of their covenants, representations and warranties contained in this Agreement may be made by Purchaser only if Purchaser shall notify the Members' Representative on or before the expiration of the following time periods:

         (a) 36 months after the Closing Date for a claim based on a breach of SECTIONS 3.1, 3.3, 3.8 AND 3.11; and

         (b) 18 months after the Closing Date for a claim based on a breach of any representation other than representations in SECTIONS 3.1, 3.3, 3.8 and 3.11.

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 37

         8.2 INDEMNIFICATION AND PAYMENT OF DAMAGES BY THE MEMBERS. The Members will jointly and severally indemnify and hold harmless Purchaser and its Affiliates (collectively, the "Purchaser Indemnified Persons") for, and will pay to the Purchaser Indemnified Persons, the amount of, any loss, liability claim, damage (excluding consequential, multiple, exemplary, punitive and incidental damage claimed directly by any Purchaser Indemnified Person, but including any such damage to the extent that a Purchaser Indemnified Person becomes liable therefore pursuant to any Third Party Claim), fine, penalty or expenses (collectively, "Damages"), incurred by the Purchaser Indemnified Persons arising, directly or indirectly, from or in connection with:

         (a) any breach of any representation or warranty made by the Company in this Agreement as of the date of this Agreement and as if made again as of the Closing, excluding any such breach under Sections 3.12(b), 3.20, 3.23 or 3.26 arising after the date hereof and resulting from or caused by (i) economic or industry conditions within the United States or generally affecting the industry in which the Company and the Retained Subsidiaries operate, (ii) changes in U.S. or global financial markets or conditions, (iii) any generally applicable change in law, rule or regulation or GAAP or interpretation of any thereof or (iv) the announcement of this Agreement or the Contemplated Transactions;

         (b) any breach by the Company of any covenant or obligation of the Company to be performed prior to or at Closing in this Agreement;

         (c) any breach by the Members of any covenant or obligation of the Members in this Agreement; and

         (d) the litigation matters listed as items 2 and 3 on Schedule 3.16 to the extent not covered by insurance maintained by the Company.

         8.3 INDEMNIFICATION AND PAYMENT OF DAMAGES BY PURCHASER. Purchaser will indemnify and hold harmless the Members for, and will pay to the Members, the amount of any Damages incurred by the Members arising, directly or indirectly, from or in connection with:

         (a) any breach of any representation or warranty made by Purchaser in this Agreement and as if made again as of the Closing; or

         (b) any breach by Purchaser of any covenant or obligation of Purchaser in this Agreement.

         8.4 LIMITATIONS ON INDEMNIFICATION.

         (a) Except for claims under SECTION 8.2(d) which shall not be subject to the Indemnification Threshold, no claim shall be made for indemnification against the Members pursuant to this Agreement unless and until the aggregate amount of Damages incurred by the Purchaser Indemnified Persons under this Agreement exceeds $1,000,000 (the "Indemnification Threshold") and then the Members shall be liable for Damages only to the extent of the excess over the Indemnification Threshold. Notwithstanding the above, if the Company after Closing collects receivables in excess of the accounts receivable net of its allowance as of the Closing

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 38

Date as shown on the detailed accounting provided to Purchaser under
SECTION 2.2(b), the Indemnification Threshold shall be increased by the amount of such excess.

         (b) No claim shall be made for indemnification against Purchaser pursuant to this Agreement unless and until the aggregate amount of Damages incurred by the Members exceeds the Indemnification Threshold and then Purchaser shall be liable for Damages only to the extent of the excess over the Indemnification Threshold.

         (c) The total liability of the Members to Purchaser under SECTION 8.2 or of Purchaser to the Members under SECTION 8.3 hereof shall be limited in the aggregate (for the Members on the one hand and the Purchaser on the other hand, not combined) to $12,500,000 and in no event shall at any time exceed the amount held in the Escrow Account.

         8.5 INDEMNIFICATION BY THE EXCLUDED SUBSIDIARIES. The Excluded Subsidiaries will severally indemnify and hold harmless the Company, the Retained Subsidiaries, the Purchaser and its Affiliates for, and will pay to such Persons, the amount of Damages required to be paid by such Persons arising, directly or indirectly, from or in connection with any claim, suit, course of action, investigation or proceeding of any kind whatsoever which relates to, or arises from, any Liabilities of the Excluded Subsidiaries before, on or after the Closing Date. Claims hereunder may be brought at any time after Closing. The limitations of SECTION 8.4 shall not apply to this SECTION 8.5.

         8.6 PROCEDURE FOR INDEMNIFICATION--THIRD PARTY CLAIMS.

         (a) If any Members or Purchaser Indemnified Person entitled to indemnification under this Agreement (an "Indemnitee") receives notice of the commencement of any Proceeding by any Person who is not a party to this Agreement or an affiliate of such a party (a "Third Party Claim") against such Indemnitee for which a party is obligated to provide indemnification under this Agreement (an "Indemnifying Party"), the Indemnitee will give such Indemnifying Party reasonably prompt written notice thereof (the "Third Party Claim Notice"), but the failure to so notify Indemnifying Party shall not relieve Indemnifying Party of its indemnity obligations with respect to such Third Party Claim unless the Indemnifying Party establishes that the defense of such Third Party Claim is actually prejudiced by the Indemnitee's failure to give such notice. The Third Party Claim Notice will describe the Third Party Claim in reasonable detail and will indicate the estimated amount, if reasonably practicable, of the Damages that have been or may be sustained by the Indemnitee. Except as otherwise set forth in this SECTION 8.5, the Indemnifying Party will have the right to assume the defense of any Third Party Claim at the Indemnifying Party's own expense and with counsel selected by the Indemnifying Party (which counsel shall be reasonably satisfactory to the Indemnitee) by giving to the Indemnitee written notice in which the Indemnifying Party acknowledges its responsibility to indemnify the Indemnitee (the "Assumption Notice") no later than thirty calendar days after receipt of the Third Party Claim Notice. The Indemnifying Party shall not be entitled to assume the defense of, and the Indemnitee shall be entitled to have sole control over, the defense or settlement of any Third Party Claim to the extent that such claim seeks an order, injunction or other equitable relief against the Indemnitee which, if successful, would be reasonably likely to materially interfere with the business, operations, assets, or financial condition of the Indemnitee. In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnitee

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 39
will cooperate in good faith with the Indemnifying Party in such defense and will have the right to participate in the defense of any Third Party Claim assisted by counsel of its own choosing and at its own expense. Notwithstanding the foregoing, if the named parties to the Third Party Claim (including any impleaded parties) include both the Indemnifying Party and the Indemnitee or if the Indemnifying Party proposes that the same counsel represent both the Indemnitee and the Indemnifying Party and the Indemnitee in good faith determines that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, then the Indemnitee shall have the right to retain its own counsel (which counsel shall be reasonably satisfactory to the Indemnifying Party) at the cost and expense of the Indemnifying Party. If the Indemnitee does not receive the Assumption Notice within the thirty calendar day period set forth above or if the Indemnifying Party is not entitled to assume the defense of the Third Party Claim, the Indemnitee shall have sole control over the defense and settlement of the Third Party Claim, and the Indemnifying Party will be liable for all Damages paid or incurred in connection therewith; provided that the Indemnifying Party may elect to participate in such proceedings, negotiation or defense at any time at its own expense.

         (b) If the Indemnifying Party assumes the defense of the Third Party Claim, the Indemnifying Party shall not compromise or settle such claim without the Indemnitee's consent unless (i) there is no finding or admission of any violation of legal requirements or any violation of the rights of any Person by the Indemnitee and no effect on any other claims that may be made against the Indemnitee, (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (iii) the settlement includes as an unconditional term a complete release of each Indemnitee from all liability in respect of such claim.

         (c) Each Indemnifying Party who assumes the defense of a Third Party Claim shall use reasonable efforts to diligently defend such claim.

         8.7 PROCEDURE FOR INDEMNIFICATION--DIRECT CLAIMS. If an Indemnified Party shall claim indemnification hereunder for any claim other than a Third Party Claim, the Indemnified Party shall notify the Indemnifying Party in writing of the basis for such claim setting forth the nature and amount (or reasonable estimate) of the Damages resulting from such claim. The Indemnifying Party shall give written notice of any disagreement with such claim within 15 days following receipt of the Indemnified Party's notice of the claim, specifying in reasonable detail the nature and extent of such disagreement. If the Indemnifying Party and the Indemnified Party are unable to resolve any disagreement (a "Dispute") within 30 days following receipt by the Indemnified Party of the notice referred to in the preceding sentence, the disagreement shall be submitted for resolution by arbitration administered by and in accordance with the rules of the American Arbitration Association (the "AAA Rules"). Disputes shall be heard and decided by a single arbitrator agreed to by the Indemnified Party and the Indemnifying Party from the American Arbitration Association's National Roster of Arbitrators or, if the parties cannot agree on an arbitrator, appointed from the same panel in accordance with the AAA Rules. All arbitration hearings shall be conducted in Charlotte, North Carolina. The parties agree that this agreement to arbitrate does not extend to any demand which would be barred by the applicable

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 40
statute of limitations, that any award on such a demand would exceed the scope of the arbitrator's authority under this Agreement, and that either party may apply to the court for a stay of arbitration of any claim that would be barred by the applicable statute of limitations. The arbitrator shall have no power to award punitive or exemplary damages or to ignore or vary the terms of this Agreement and shall be bound to apply controlling law. The arbitrator shall have the authority to award interest on any damages and to award attorneys fees and costs to the prevailing party or parties, if any, or to allocate such fees and costs as the arbitrator shall determine to be equitable. A judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof and may include the award of prejudgment interest, attorneys' fees and other costs. The parties agree that such arbitration will be in lieu of either party's rights to assert any claim, demand or suit in any court action, provided that either party may elect to initiate a court action solely to obtain injunctive relief. The parties further agree that any disputes as to the applicability of the indemnification provisions of this Article VIII shall also be submitted to arbitration in accordance with the foregoing provisions.

         8.8 SUBROGATION. Upon any payment of Damages to an Indemnitee, the Indemnifying Party shall be subrogated to all rights of the Indemnitee with respect to the Damages to which such indemnification relates; provided, however, that the Indemnifying Party will only be subrogated to the extent that any amount paid by it pursuant to this Agreement in connection with such Damages; and provided further that no such right of subrogation will arise in favor of an Indemnifying Party if such right would give such Indemnifying Party the right to be reimbursed or further indemnified by the Company.

         8.9 EXCLUSIVE REMEDY. From and after the Closing, the right to indemnification and other rights under this Article VIII shall constitute Purchaser's and the Members' sole and exclusive remedies with respect to any and all claims arising under or relating to this Agreement or the transactions contemplated by this Agreement. In furtherance of the foregoing, Purchaser and the Members and their respective Affiliates hereby waive, from and after the Closing, to the fullest extent permitted by law, any and all rights, claims and causes of action that they may have against any other party or its Affiliates, except those arising under this Article VIII. Without limiting the generality of the foregoing, Purchaser shall have no right of rescission following the Closing with respect to the transactions contemplated by this Agreement. The foregoing shall not waive, limit or restrict any parties' rights to enforce the Noncompetition Agreements or any employment or consulting agreements pursuant to the terms thereof. Notwithstanding anything in this Article VIII, nothing in this Agreement shall limit the representations made by the Members at Closing in the Assignment of Membership Interests to be executed by each Member at Closing or the rights or remedies that the Purchaser may have directly against such Member pursuant to such representations or otherwise under the Assignment of Membership Interests.

                                   ARTICLE IX

                                   TERMINATION

         9.1 TERMINATION. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date (the "Agreement Termination Date").

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 41

                  9.1.1 by mutual consent of Purchaser, the Company, and the Members' Representative;

                  9.1.2 by Purchaser, the Company or the Members' Representative if the Closing shall not have occurred on or before July 15, 2004 (or such later date as may be mutually agreed to by Purchaser, the Company, and the Members' Representative), provided that the failure to close by such date shall not have been caused by the failure of the party seeking termination to comply fully with any of its obligations under this Agreement;

                  9.1.3 by Purchaser in the event of any material breach by the Company or the Members of any of the Company's or the Members' agreements, covenants, representations or warranties contained herein and which breach, if unremedied, would cause any condition precedent stated in Article V not to be satisfied and the breach continues for a period of fifteen (15) days after receipt of notice from Purchaser requesting such breach to be cured; or,

                  9.1.4 by the Company and the Members' Representative in the event of any material breach by Purchaser of any of Purchaser's agreements, covenants, representations or warranties contained herein and which breach, if unremedied, would cause any condition precedent stated in Article VI not to be satisfied and the breach continues for a period of fifteen (15) days after receipt of notice from the Members' Representative requesting such breach to be cured.

                  9.1.5 by either Purchase, the Company or the Members' Representative in the event that any of the conditions set forth in SECTION 5.2, 5.4, 6.2 or 6.5 shall have become incapable of fulfillment (other than through the failure of the party seeking termination to comply fully with any of its obligations under this Agreement).

         9.2 NOTICE OF TERMINATION. Any party desiring to terminate this Agreement pursuant to SECTION 9.1 shall give notice of such termination to the other party to this Agreement.

         9.3 EFFECT OF TERMINATION. In the event this Agreement shall be terminated pursuant to SECTION 9.1.1, each party shall pay all expenses incurred by it in connection with this Agreement, and no party shall have any further obligations or liability for any damages or expenses under this Agreement. In the event of any other termination, all further obligations of the parties under this Agreement (other than as provided in SECTION 10.10 below) shall be terminated without further liability of any party to the other, but each party shall retain any and all rights incident to a breach by the other party of any covenant, representation or warranty under this Agreement.

                                   ARTICLE X

                               GENERAL PROVISIONS

         10.1 NOTICES. All notices, requests, demands and other communications shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 42
requested, first class postage prepaid, or sent by telecopy confirmed by a copy sent by the sender registered or certified mail, first class postage prepaid, in each case, addressed as follows:

                  10.1.1 If to the Company:

                                   CorrFlex Graphics, LLC
                                   701 Rickert Street (28677)
                                   P. O. Box 5878 (28687)
                                   Statesville, North Carolina
                                   Attention: L. Kerry Vickar and Bryan L. Smith
                                   Fax: (704) 872-7778

                          and to

                                   Robinson, Bradshaw Hinson
                                   101 N. Tryon Street, #1900
                                   Charlotte, North Carolina 28246
                                   Attention: Allain C. Andry, Esq.
                                   Fax: (704) 373-3959

                  10.1.2 If to Members' Representative:

                                   L. Kerry Vickar
                                   789 Harbour Isles Court
                                   North Palm Beach, Florida 33410
                                   Fax: (561) 775-8338

                          and to

                                   Bryan L. Smith
                                   1826 Plumbago Lane
                                   Naples, Florida 34105
                                   Fax: (239) 434-7131

                          and to

                                   Robinson, Bradshaw Hinson
                                   101 N. Tryon Street, #1900
                                   Charlotte, North Carolina 28246
                                   Attention: Allain C. Andry, Esq.
                                   Fax: (704) 373-3959

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 43

                  10.1.3 If to Purchaser:

                                   Sonoco Products Company
                                   1 North Second Street
                                   Hartsville, South Carolina 29550
                                   Attn: President
                                   Telecopier: (843) 383-7478

                          and to:

                                   Haynsworth Sinkler Boyd, P.A.
                                   1201 Main Street, Suite 2200
                                   Columbia, South Carolina 29201
                                   Attn: William C. Boyd,. Esq.
                                   Telecopier: (803) 540-7878

                  10.1.4 If delivered personally, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made and, if delivered by mail, the date on which such notice, request, instruction or document is received shall be the date of delivery, and in the case of telecopy, when the telecopy or the confirmed copy is received, whichever is earlier. In the event any such notice, request, instruction or document is mailed to a party in accordance with this SECTION 10.1 and is returned to the sender as nondeliverable, then such notice, request, instruction or document shall be deemed to have been delivered, or received on the fifth day following the deposit of such notice, request, instruction, or document in the United States mail.

                  10.1.5 Any party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this
SECTION 10.1.

         10.2 BROKERS. Purchaser represents and warrants to the Company that no broker or finder has acted for it or any entity controlling, controlled by or under common control with it in connection with this Agreement. The Company and the Members represent and warrant to Purchaser that, except for Wachovia Securities whose fees and expenses shall be paid by the Members at Closing from the transaction proceeds, no broker or finder has acted for them or any entity controlling, controlled by or under common control with them in connection with this Agreement. Purchaser releases, discharges and agrees to indemnify and hold harmless the Company and the Members against any fee, loss or expense arising out of any claim by any broker or finder employed or alleged to have been employed by it. The Members agree to jointly and severally indemnify and hold harmless Purchaser and the Company and the Retained Subsidiaries after Closing against any fee, loss, or expense arising out of any claim by any broker or finder employed or alleged to have been employed by them or the Company.

         10.3 FURTHER ASSURANCE. Each party covenants that at any time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 44

         10.4 WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived by the other party hereto. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

         10.5 TAXES AND EXPENSES. All expenses incurred by the parties hereto in connection with or related to the authorization, preparation and execution of this Agreement and the Closing of the Contemplated Transactions, including, without limitation of the generality of the foregoing, all fees and expenses of agents, representatives, counsel and accountants employed by any such party, shall be borne solely and entirely by the Purchaser on the one hand for its expenses and the Members on the other hand for their expenses. The Company and the Retained Subsidiaries shall not be responsible for the third party expenses in connection with or related to the distribution of the Excluded Assets including the Excluded Subsidiaries or the authorization, preparation and execution of this Agreement and the Closing of the Contemplated Transactions.

         10.6 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns.

         10.7 HEADINGS. The section and other headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement.

         10.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto and supersedes and cancels any prior agreements, representations, warranties, or communications, whether oral or written or implied, among the parties hereto relating to the Contemplated Transactions or the subject matter herein. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such change, waiver, discharge or termination is sought.

         10.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina.

         10.10 CONFIDENTIALITY. Each party hereto shall, and shall cause its affiliates to, and shall use reasonable commercial efforts to cause its representatives to (a) hold in strict confidence and not utilize in its respective business or otherwise all information and documents concerning any other party hereto or any of its Affiliates or the Assets ("Confidential Information") furnished to it by such other party or its Representatives in connection with this Agreement or the transactions contemplated hereby and to
(b) hold in strict confidence and not disclose the fact that the parties have entered into this Agreement or any documents executed pursuant hereto, except where disclosure may be required by judicial or administrative process or law or as may be necessary for each party to fulfill its obligations or to enforce its rights under this Agreement (or any documents executed pursuant hereto). Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this Agreement: (i) information which was already in the possession of the disclosing party or its Affiliate prior to the date hereof and which was not acquired or obtained from any other party or its Affiliates,
(ii) information which

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 45
is independently developed by the disclosing party or any Affiliate thereof without access to the Confidential Information and without utilizing its inspection rights hereunder, (iii) information which is obtained or was previously obtained by the disclosing party from a third Person who, insofar as is known to the disclosing party or its Affiliate, is not prohibited from transmitting the information to the other party or such Affiliate by a contractual, legal or fiduciary obligation to the other party or any of its Affiliates, and (iv) information which is or becomes generally available to the public other than as a result of a disclosure by the disclosing party or any Affiliate thereof or their agents or employees. If this Agreement is terminated pursuant to Article IX hereof, each party hereto will not use any such Confidential Information in competition with or in any manner to the detriment of the other party, will not disclose any Confidential Information except as required by court order or by law and will promptly return to the other party Confidential Information delivered to such party or its Representatives, by or on behalf of the other party. The foregoing shall not affect or limit any rights of Allied Capital Corporation in its capacity as a lender to the Company.

         10.11 PUBLICITY. No party hereto shall issue any public announcement or similar publicity of the Contemplated Transactions without first obtaining the prior written consent of the Members' Representative and Purchaser; provided that nothing contained herein shall prohibit any party from making any public announcement if such party determines in good faith, on the advice of legal counsel, that such public disclosure is required by a Legal Requirement, so long as such party consults with the Members' Representative and Purchaser prior to making such disclosure.

         10.12 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

         10.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.14 PRONOUNS. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

         10.15 EXHIBITS INCORPORATED. All Exhibits attached hereto are incorporated herein by reference, and all blanks in such Exhibits, if any, will be filled in as required in order to consummate the transactions contemplated herein and in accordance with this Agreement.

         10.16 CREATION OF THE HOLDING COMPANY.

         (a) Prior to the Closing, the Company shall (i) create a wholly-owned limited liability company (the "Holding Company"), (ii) contribute to the Holding Company all of its equity interests in the Excluded Subsidiaries, and
(iii) assign to the Holding Company all of its rights, duties and obligations under the Incentive Bonus Plan and cause the Holding Company to assume all such duties and obligations. Notwithstanding the foregoing assignment of the Incentive Bonus Plan, the obligation of the Members to fund the Incentive Bonus Plan in

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MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 46
connection with the Closing shall remain in effect pursuant to the terms of the Incentive Bonus Plan.

         (b) At or prior to the Closing, the Company shall distribute in-kind to the Members its equity interest in the Holding Company in accordance with the distribution provisions of the Company's operating agreement, except that Allied Capital Corporation shall be distributed or granted a warrant to purchase an equity interest in the Holding Company on terms substantially identical to the terms of its existing warrants and purchase options in the Company.

         (c) The Members hereby authorize the Board of Managers to make all amendments to the Incentive Bonus Plan that may be necessary or advisable to provide for or facilitate the transactions contemplated by this Agreement.

         (d) At any time and from time to time after the date hereof, each party to this Agreement shall, at the request of the Company (for the period prior to the Closing) or the Members' Representative (for the period after the Closing), execute and deliver such instruments, agreements or other documents and take all such further action as the requesting Person may reasonably request to evidence or give effect to the provisions of this SECTION 10.16 and to otherwise carry out the intent of the parties hereunder.

         10.17 OPERATING AGREEMENT. The Members agree that the terms of this Agreement supercede the membership interest transfer restrictions in Section 9 of the Company's operating agreement. If any provisions in such operating agreement would prevent or restrict any of the Contemplated Transactions, the Members waive the application and enforcement of such provisions to the extent reasonably necessary to prepare for and to close the Contemplated Transactions.


         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first-above mentioned.

                                            SONOCO PRODUCTS COMPANY
                                            ("Purchaser")

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                            CORRFLEX GRAPHICS, LLC
                                            ("Company")

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

--------------------------------------------------------------------------------
CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 47

                                            CORRFLEX PACKAGING, LLC
                                            ("Excluded Subsidiary")

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                            N717CF, LLC
                                            ("Excluded Subsidiary")

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------





--------------------------------------------------------------------------------
CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 48

                                LIST OF SCHEDULES


Schedule 1.65         Liens

Schedule 1.89         Working Capital

Schedule 2.1          Membership Interests Ownership

Schedule 2.2(a)       Financial Debt

Schedule 2.2(b)       Excluded Assets

Schedule 2.10         Key Employees

Schedule 2.11.2       Allocation Schedule

Schedule 2.16         ERM Proposal

Schedule 3.2 Jurisdictions Licensed to do Business; List of Predecessor Companies; Prior Business Names; Exceptions to Accuracy and Completeness of Minutes

Schedule 3.3 Outstanding conversion or exchange rights, subscriptions, options, warrants or other arrangements or commitments

Schedule 3.5          Financial Statements

Schedule 3.6          Accounts and Notes Receivable

Schedule 3.7          Material Permits

Schedule 3.8          Tax Matters

Schedule 3.9(a)       Real Property

Schedule 3.9(b)       Personal Property

Schedule 3.9(c)       Personal Property Exceptions.

Schedule 3.10         Real Property Leases

--------------------------------------------------------------------------------
CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 49

Schedule 3.11         Environmental Compliance

Schedule 3.12(a)      Contracts

Schedule 3.12(b)      Contract Exceptions

Schedule 3.13         Undisclosed Liabilities

Schedule 3.15         Consents

Schedule 3.16         Litigation

Schedule 3.18         Intellectual Property

Schedule 3.19         Employee Benefit Plans

Schedule 3.20         Employees

Schedule 3.21         Insurance

Schedule 3.22         Interests in Customers and Suppliers

Schedule 3.23         Customers and Supplies

Schedule 3.24         Officers and Directors

Schedule 3.25         Bank Accounts and Powers of Attorney

Schedule 3.26         Absence of Certain Changes or Events

Schedule 4.5          Consents

Schedule 5.6          Material Consents



--------------------------------------------------------------------------------
CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 50

                                LIST OF EXHIBITS


Exhibit 1.32          Escrow Agreement

Exhibit 1.62          Noncompetition Agreement

Exhibit 1.88          Transition Services Agreement

Exhibit 5.3 Form of Opinion of Counsel for the Company, the Excluded Subsidiaries and the Members

Exhibit 6.3           Form of Opinion of Counsel for Purchaser

Exhibit 7.2.1         Assignment of Membership Interests



















--------------------------------------------------------------------------------
CORRFLEX GRAPHICS, LLC
MEMBERSHIP INTEREST
PURCHASE AGREEMENT                                                       PAGE 51

                                 AMENDMENT NO. 1
                                       TO
                     MEMBERSHIP INTEREST PURCHASE AGREEMENT

         This Amendment No. 1 to the Membership Interest Purchase Agreement, dated as of May 28, 2004 (the "Amendment"), among SONOCO PRODUCTS COMPANY, a South Carolina corporation ("Purchaser"), CORRFLEX GRAPHICS, LLC, a North Carolina limited liability company ("Company"), CORRFLEX PACKAGING, LLC, a North Carolina limited liability company, and N717CF, LLC, a North Carolina limited liability company (collectively the "Excluded Subsidiaries") and the members and option and warrant holders of the Company (collectively the "Members") amends the Membership Interest Purchase Agreement dated as of April 28, 2004, among Purchaser, the Company, the Excluded Subsidiaries and the Members (the "Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

                                    RECITALS

         WHEREAS, the parties hereto entered into the Agreement pursuant to which Purchaser agreed to purchase from the Members, and the Members agreed to sell to Purchaser, all of the membership or other equity interests of the Company, subject to the terms and conditions set forth therein; and

         WHEREAS, the parties seek to amend the Agreement to make certain changes as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Agreement, the parties hereby agree as follows:

                                    AGREEMENT

         1. Section 1.68 is hereby deleted in its entirety and replaced with the following:

         "Preliminary Working Capital" shall mean the Working Capital estimated as of 11:59 p.m., Eastern Time, on May 29, 2004 by the Company by virtue of a statement to be delivered by the Company at Closing signed by the President and Chief Financial Officer of the Company certifying that such statement is their best estimate of Working Capital as of 11:59 p.m., Eastern Time, on May 29, 2004.

         2. Section 2.1(i)(B) is hereby deleted in its entirety and replaced with the following:

         "(B) any bonuses paid to employees outside of the ordinary course of business (other than any bonus paid to Robert Tiede) during the period beginning on the date hereof until Closing."

         3. Section 2.2 is hereby amended by adding a new subsection (c) as follows:

         "(c) L. Kerry Vickar hereby agrees to make a capital contribution to the Company immediately prior to the Closing in the amount of $5,320,521, which equals the special bonus payment due to Robert Tiede from the Company as of the Closing (the "Bonus Payment"). L. Kerry Vickar further directs Purchaser to fund such capital contribution by withholding $5,320,521 at the Closing from the distribution amount to which he is entitled under Section 2.1. At the Closing, Purchaser shall cause the Company to make the Bonus Payment directly to Robert Tiede. The Company covenants that the Bonus Payment is the entire amount payable by the Company relating to the special bonus to Robert Tiede described in this subsection and that any breach of such covenant shall be covered by Article VIII, without regard to the Indemnification Threshold. Any Damages payable in accordance with the preceding sentence shall reduce the portion of the Escrow Amount to which L. Kerry Vickar is entitled in accordance with the Escrow Agreement."

         4. Section 2.3 is hereby amended by deleting the first sentence and replacing it with the following:

         "Within thirty (30) days after the Closing, the Company shall prepare and deliver to the Members' Representative a statement of Working Capital as of 11:59 p.m., Eastern Time, on May 29, 2004 ("Closing Date Working Capital Statement") which shall be prepared on a basis consistent with the method used in calculating Schedule 1.89."

         5. Schedule 1.89 of the Agreement shall be amended by adding the following notes to the bottom of that Schedule:

         "* Any cash held by the Company as of 11:59 p.m., Eastern Time, on May 29, 2004 shall be deemed to be part of the "current assets" and included in Working Capital on the Closing Date Working Capital Statement."

         ** The accrual of employee bonuses, although set forth on the Financial Statements, shall be excluded from the calculation of Working Capital for all purposes of the Agreement, including Section 2.3."

         6. Schedule 2.11.2 of the Agreement shall be amended by deleting the parenthetical under "Non-Competition Agreements" and replacing it with the following:

         "(L. Kerry Vickar, Bryan L. Smith, Whitney Honeycutt, Frank Russ, Michael M. Sherck, Janet Simpson, William Phillip Dunn, Jr. and Robert Carsten Tiede)."

         7. Working Capital. Between the Closing and 11:59 p.m., Eastern Time, on May 29, 2004, Purchaser shall operate the business of the Company in the ordinary course consistent with past practice with respect to any matters that affect Working Capital.

         8. Environmental Remediation. Pursuant to Section 2.16.1 and 2.16.2, Purchaser and the Company have agreed that the Remediation Amount, as defined, for the potential costs of post-closing remediation shall be $150,000 for the York, PA site and $100,000 for the Winston-Salem, NC site, which escrowed amounts shall be considered separate and available for use only with respect to the respective specified sites. On May 27, 2004 the Company provided notice to the State of Pennsylvania of its request for inclusion in the state UST fund redemption program. In addition to the requirements of Section 2.16.3, Purchaser agrees to take promptly all commercially reasonable action to qualify the York site for the state UST fund redemption program. If the York site is definitely accepted into such program, to the extent that the site is therefore considered in compliance with Environmental Laws, Purchaser agrees to release the escrow funds for York that are in excess of the amount reasonably estimated to cover the owner's required costs (and associated expenses) under such program. For the Winston-Salem site, prior to beginning remediation, Purchase agrees first to notify NC DEHNR (to the most limited extent it deems reasonably necessary or advisable) of the findings from the site investigation and to seek the formal or informal acknowledgement or acquiescence of the state that no remedial action will be required.

         9. Entire Agreement. This Amendment, together with the Agreement it amends, contains all the terms and conditions agreed upon by the parties relating to the subject matter of this Amendment, and supersedes all prior agreements, negotiations, correspondence, undertakings, and communications of the parties, whether oral or written, respecting that subject matter. Except as explicitly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

                         (signatures on following page)

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                             CORRFLEX GRAPHICS, LLC


                                             -----------------------------------
                                             By:
                                             Title:



                                             CORRFLEX PACKAGING, LLC


                                             -----------------------------------
                                             By:
                                             Title:



                                             N717CF, LLC


                                             -----------------------------------
                                             By:
                                             Title:



                                             SONOCO PRODUCTS COMPANY


                                             -----------------------------------
                                             By:
                                             Title:



                    (Signatures continued on following page)

MEMBERS:



-----------------------------------         -----------------------------------
L. Kerry Vickar                             Leon E. Formancyzk


-----------------------------------         -----------------------------------
Bryan L. Smith                              Larry J. Hockensmith


-----------------------------------         -----------------------------------
Whitney Honeycutt                           Thomas L. Becht


-----------------------------------         -----------------------------------
Frank Russ                                  William Kenneth Kesler


-----------------------------------         -----------------------------------
Michael M. Sherck                           Jeffrey S. Guillebeau


-----------------------------------         -----------------------------------
Janet Simpson                               Jeffrey E. Tedder


___________________________________         Allied Capital Corporation:
William Phillip Dunn, Jr.

                                            By:  _______________________________
___________________________________         Name _______________________________
Robert Carsten Tiede





  (Signature page to Amendment No. 1 to Membership Interest Purchase Agreement)